Exhibit 10.57

AQUATIC CELLULOSE INTERNATIONAL CORP.

ESTIMATED

RESERVES AND FUTURE INCOME

ATTRIBUTABLE TO CERTAIN

LEASEHOLD INTERESTS

AS OF

JANUARY 1, 2007

R. A. LENSER AND ASSOCIATES, INC. - 11757 KATY FREEWAY - SUITE 370 -  HOUSTON, TEXAS 77079 - (281) 759-8860 - FAX: (281) 759-3513O WINNV.RALENSER.COM

TABLE OF CONTENTS

AQUATIC CELLULOSE INTERNATIONAL CORP.

DISCUSSION

ONE LINE SUMMARIES

SUMMARY OF ESTIMATED 8/8THS RESERVES.	A
SUMMARY OF NET RESERVES AND INCOME DATA	B
SUMMARY OF NET RESERVES AND INCOME DATA -
RANKED BY FUTURE NET INCOME DISCOUNTED AT 10%.	C

GRAND SUMMARIES

TOTAL PROVED RESERVES........	1
PROVED PRODUCING RESERVES...	2
PROVED UNDEVELOPED RESERVES...	3
POSSIBLE UNDEVELOPED RESERVES...	4

LEASEHOLD PROJECTIONS

SARGENT SOUTH FIELD, MATAGORDA CO, TX	5-22

R. A. LENSER AND ASSOCIATES, INC. - 11757 KATY FREEWAY - SUITE 370 -  HOUSTON, TEXAS 77079 - (281) 759-8860 - FAX: (281) 759-3513O WINNV.RALENSER.COM

R. A. LENSER AND ASSOCIATES, INC. Consulting Petroleum Engineers and Geologists	Phone: (281) 759-8860 Fax: (281) 759-3513 www.ralenser.com

11757 KATY FREEWAY
SUITE 370
HOUSTON, TEXAS 77079

JUNE 8, 2007

Aquatic Cellulose International Corp.
121G Shuswap Street
Salmon Arm B.C. V1E 4P2

Attention Mr. Sheridan Westgarde

Dear Mr. Westgarde:

As requested, we have made an estimate of the reserves and future production and income attributable to certain leasehold interests of Aquatic Cellulose International Corp. As of January 1, 2007. This report is based on constant prices and costs as set forth in this letter. The subject properties are located in the Sargent South Field, Matagorda County, Texas. The results of this study are summarized below:

Aquatic Cellulose International Corp.
Estimated Net Reserves and Income Data
Attributable to Certain Leasehold Interests
As of January 1, 2007

	Proved Proved	Total
	Producing	Undeveloped	Proved

Remaining Reserves
Oil/Condensate - MBbls	0	0	0
Gas - MMCF	44	205	249

Income Data
Future Gross Revenue	$268,892	$1,266,577	$1,535,470
Deductions	52,781	493,308	546,089
Future Net Income	$216,111	$773,269	$989,390

Discounted FNI @ 10%	$198,964	$566,269	$765,080

From Landmark Graphics "Aries" (totals shown above may not add to the summary cash flow tables due to rounding).

AQUATIC CELLULOSE INTERNATIONAL CORP.
JUNE 8, 2007

Possible
Undeveloped

Remaining Reserves

Oil / Condensate - MBbls	0
Gas -MMCF	2,064

Income Data
Future Gross Revenue	$12,737,834
Deductions	2,831,810
Future Net Income	$9,906,023

Discounted FNI@410%	$4,206,534

The discounted future net income shown above is based on a discount rate of 10 percent per annum compounded monthly. Future net income was discounted at five other discount rates, which are compounded monthly. These data are shown on each estimated projection of future production and income presented in a later section of this report and are summarized as follows:

Discounted Rate	Total	Total
Percent	Proved	Possible

15	$ 681,271	$3,008,440
20	$ 611,075	$2,245,689
25	$ 551,743	$1,732,406
30	$ 501,175	$1,371,250
35	$ 457,748	$1,107,834

These data are presented for your information and should not be construed as our estimate of fair market value.

Liquid Hydrocarbon Volumes are expressed in thousands of barrels (MBbls). One barrel is equivalent to 42 United States gallons. Gas Volumes are expressed in millions of standard cubic feet (MMCF) at the contract temperature and pressure base of the state of Texas.

R. A. LENSER AND ASSOCIATES, INC. - 11757 KATY FREEWAY - SUITE 370 -  HOUSTON, TEXAS 77079 - (281) 759-8860 - FAX: (281) 759-3513O WINNV.RALENSER.COM

AQUATIC CELLULOSE INTERNATIONAL CORP.
JUNE 8, 2007

Reserve Definitions

The proved reserves included herein conform to the definitions as set forth in the Securities and Exchange Commission's Regulation S-X Part 210.4-10 (A) as clarified by various Commission Staff Accounting Bulletins and to the definitions endorsed by the Society of Petroleum Engineers (SPE), the Society of Petroleum Evaluation Engineers (SPEE) and the World Petroleum Congresses (WPC). Definitions of these reserves are included immediately following this letter.

Estimate of Reserves

Estimates of reserves were prepared by the use of geological and engineering methods generally accepted by the petroleum industry. The method or combination of methods utilized in the analysis of each reservoir was tempered by experience in the area, stage of development, quality and completeness of basic data, and production history.

Where applicable, the volumetric method was employed for determining the original quantities of hydrocarbons in place. Structural and isopachous maps were furnished by New Century Energy Corp. and, after evaluation by us, were accepted as correct. These data were used in determining reservoir volumes. In some cases drainage areas were assigned based on analogy. Electrical logs, core analysis, and other available data were used to determine representative values for porosity and interstitial water saturation. Reserves based upon volumetric calculations or other methods such as analogy with offset wells are usually subject to greater revision than those based upon production and/or pressure performance data. Therefore, it may be necessary to revise these estimates up or down in the future as more reliable engineering data becomes available.

Reserves of depletion-type reservoirs or those whose performance disclosed reliable decline in production-rate trends or other diagnostic characteristics were estimated by the application of appropriate decline curves or other performance relationships. In the analysis of production decline curves, reserves were established only to a calculated economic limit.

Estimate of Future Producing Rates

Initial production rates were based on the current rates for those reservoirs now on production. If no production decline was established, a decline profile analogous to similar wells was used. If a decline trend was established, this trend was used as the basis for estimating future rates.

R. A. TENSER AND ASSOCIATES, INC. - 11757 KATY FREEWAY - SUITE 370 - HOUSTON, TEXAS 77079 - (281) 759-8860 - FAX: (281) 759-3513O WWW.RALENSER.COM

AQUATIC CELLULOSE INTERNATIONAL CORP.
JUNE 8, 2007

Product Prices

At the request of Aquatic Cellulose International Corp. This report was prepared using gas prices in effect on December 31, 2006 and provided by New Century Energy Corp.

Gas Prices

For the current report, New Century Energy Corp. Provided gas prices for each lease. The individual prices were held constant over the life of the reserves with no future price escalation due to inflation. The resulting overall average price for the gas reserves is $ 6.17 Per MCF and accounts for 100.0 Percent of the future gross income from all proved reserves.

Income Data

The future gross revenue is determined before deduction of production and ad valorem taxes. Future net income is determined after deduction of the normal costs of operating the wells, development costs, production taxes and ad valorem taxes. The operating costs, and development costs were held constant with no future price escalation due to inflation. The future net income is before deduction of state and federal income taxes and has not been adjusted for outstanding loans, which may exist. It does not include any adjustment for cash on hand or undistributed income.

Neither the salvage value of lease equipment nor the cost to abandon the properties has been considered in this study.

Table a presents a summary of the 8/8ths reserves, interests and prices for the subject properties by well. Table B presents a summary of net reserves and income data for the subject properties by well and Table C presents a summary of proved net reserves and income data ranked by 10% discounted future net income. Tables 1 through 4 are the Grand Summaries and Tables 5 through 22 are individual well cashflows alphabetically by well. Adjacent to each table, which represents our estimated projections for a particular property, is a production decline curve, which graphically illustrates past hydrocarbon production history and our estimated projection of future production.

General

The reserves included in this report are estimates only and should not be construed as being exact quantities. They may or may not be actually recovered and, if recovered, the revenues there from and the actual costs related thereto could be more or less than the estimated amounts. Because of governmental policies and uncertainties of supply and demand, the actual sales volumes and the prices received from the reserves, along with the costs incurred in recovering such reserves, may vary from those assumptions included in this report. Also, estimates of reserves may increase or decrease as a result of future operations.

R. A. TENSER AND ASSOCIATES, INC. - 11757 KATY FREEWAY - SUITE 370 - HOUSTON, TEXAS 77079 - (281) 759-8860 - FAX: (281) 759-3513O WWW.RALENSER.COM

AQUATIC CELLULOSE INTERNATIONAL CORP.
JUNE 8, 2007

We are qualified to perform engineering evaluations and do not claim expertise in accounting or legal matters. As in all aspects of oil and gas evaluation, there are uncertainties inherent in the interpretation of engineering data and, therefore, our conclusions necessarily represent only our best-informed professional judgments.

The titles to the properties have not been examined by R. A. Lenser and Associates, Inc. Nor has the actual degree or type of interest owned been independently confirmed. The data used in our estimates were obtained from new century energy corp. And were accepted as accurate. For the purposes of this report, a field inspection of the properties was not performed nor was the mechanical operation or condition of the wells and their related facilities examined. We have not investigated possible environmental liability related to the properties and, therefore, our estimates do not include any potential liability to restore and clean up any damages caused by past operations.

We are independent petroleum engineers and geologists; we do not own an interest in these properties and are not employed on a contingent basis. Basic geologic and field performance data together with our engineering work sheets are maintained on file in our office and are available for review.

VERY TRULY YOURS,

R. A. LENSER AND ASSOCIATES, INC.

/s/ Ronald A. Lenser
Ronald A. Lenser
Registered Professional Engineer
PE No. 30558

RAL/hmg

R. A. LENSER AND ASSOCIATES, INC. - 11757 KATY FREEWAY - SUITE 370 - HOUSTON, TEXAS 77079 - (281) 759-8860 - FAX: (281) 759-3513O WWW.RALENSER.COM

PETROLEUM RESERVES DEFINITIONS

SOCIETY OF PETROLEUM ENGINEERS (SPE)
AND
WORLD PETROLEUM CONGRESSES (WPC)

Reserves

Reserves are those quantities of petroleum* which are anticipated to be commercially recovered from known accumulations from a given date forward. All reserve estimates involve some degree of uncertainty. The uncertainty depends chiefly on the amount of reliable geologic and engineering data available at the time of the estimate and the interpretation of these data. The relative degree of uncertainty may be conveyed by placing reserves into one of two principal classifications, either proved or unproved. Unproved reserves are less certain to be recovered than proved reserves and may be further sub-classified as probable and possible reserves to denote progressively increasing uncertainty in their recoverability.

The intent of the Society of Petroleum Engineers (SPE) and the World Petroleum Congresses (WPC) in approving additional classifications beyond proved reserves is to facilitate consistency among professionals using such terms. In presenting these definitions, neither organization is recommending public disclosure of reserves classified as unproved. Public disclosure of the quantities classified as unproved reserves is left to the discretion of the countries or companies involved.

Estimation of reserves is done under conditions of uncertainty. The method of estimation is called deterministic if a single best estimate of reserves is made based on known geological, engineering, and economic data. The method of estimation is called probabilistic when the known geological, engineering, and economic data are used to generate a range of estimates and their associated probabilities. Identifying reserves as proved, probable, and possible has been the most frequent classification method and gives an indication of the probability of recovery. Because of potential differences in uncertainty, caution should be exercised when aggregating reserves of different classifications.

Reserves estimates will generally be revised as additional geologic or engineering data becomes available or as economic conditions change. Reserves do not include quantities of petroleum being held in inventory, and may be reduced for usage or processing losses if required for financial reporting.

Reserves may be attributed to either natural energy or improved recovery methods. Improved recovery methods include all methods for supplementing natural energy or altering natural forces in the reservoir to increase ultimate recovery. Examples of such methods are pressure maintenance, cycling, waterflooding, thermal methods, chemical flooding, and the use of miscible and immiscible displacement fluids. Other improved recovery methods may be developed in the future as petroleum technology continues to evolve.

*Petroleum: for the purpose of these definitions, the term petroleum refers to naturally occurring liquids and gases which are predominately comprised of hydrocarbon compounds. Petroleum may also contain non-hydrocarbon compounds in which sulfur, oxygen, and/or nitrogen atoms are combined with carbon and hydrogen. Common examples of non-hydrocarbons found in petroleum are nitrogen, carbon dioxide, and hydrogen sulfide.

R. A. LENSER AND ASSOCIATES, INC. - 11757 KATY FREEWAY - SUITE 370 - HOUSTON,  TEXAS 77079 - (281) 759-8860 - FAX: (281) 759-3513O WWW.RALENSER.COM

Proved Reserves

           Proved reserves are those quantities of petroleum which, by analysis of geological and engineering data, can be estimated with reasonable certainty to be commercially recoverable, from a given date forward, from known reservoirs and under current economic conditions, operating methods, and government regulations. Proved reserves can be categorized as developed or undeveloped.

If deterministic methods are used, the term reasonable certainty is intended to express a high degree of confidence that the quantities will be recovered. If probabilistic methods are used, there should be at least a 90% probability that the quantities actually recovered will equal or exceed the estimate.

Establishment of current economic conditions should include relevant historical petroleum prices and associated costs and may involve an averaging period that is consistent with the purpose of the reserve estimate, appropriate contract obligations, corporate procedures, and government regulations involved in reporting these reserves.

In general, reserves are considered proved if the commercial producibility of the reservoir is supported by actual production or formation tests. In this context, the term proved refers to the actual quantities of petroleum reserves and not just the productivity of the well or reservoir. In certain cases, proved reserves may be assigned on the basis of well logs and/or core analysis that indicate the subject reservoir is hydrocarbon bearing and is analogous to reservoirs in the same area that are producing or have demonstrated the ability to produce on formation tests.

The area of the reservoir considered as proved includes (1) the area delineated by drilling and defined by fluid contacts, if any, and (2) the undrilled portions of the reservoir that can reasonably be judged as commercially productive on the basis of available geological and engineering data. In the absence of data on fluid contacts, the lowest known occurrence of hydrocarbons controls the proved limit unless otherwise indicated by definitive geological, engineering or performance data.

Reserves may be classified as proved if facilities to process and transport those reserves to market are operational at the time of the estimate or there is a reasonable expectation that such facilities will be installed. Reserves in undeveloped locations may be classified as proved undeveloped provided (1) the locations are direct offsets to wells that have indicated commercial production in the objective formation, (2) it is reasonably certain such locations are within the known proved productive limits of the objective formation, (3) the locations conform to existing well spacing regulations where applicable, and (4) it is reasonably certain the locations will be developed. Reserves from other locations are categorized as proved undeveloped only where interpretations of geological and engineering data from wells indicate with reasonable certainty that the objective formation is laterally continuous and contains commercially recoverable petroleum at locations beyond direct offsets.

R. A. LENSER AND ASSOCIATES, INC. - 11757 KATY FREEWAY - SUITE 370 - HOUSTON, TEXAS 77079 - (281) 759-8860 - FAX: (281) 759-3513O WWW.RALENSER.COM

Proved Reserves (Continued)

Reserves which are to be produced through the application of established improved recovery methods are included in the proved classification when (1) successful testing by a pilot project or favorable response of an installed program in the same or an analogous reservoir with similar rock and fluid properties provides support for the analysis on which the project was based, and, (2) it is reasonably certain that the project will proceed. Reserves to be recovered by improved recovery methods that have yet to be established through commercially successful applications are included in the proved classification only (1) after a favorable production response from the subject reservoir from either (a) a representative pilot or (b) an installed program where the response provides support for the analysis on which the project is based and (2) it is reasonable certain the project will proceed.

Unproved Reserves

Unproved reserves are based on geologic andior engineering data similar to that used in estimates of proved reserves; but technical, contractual, economic, or regulatory uncertainties preclude such reserves being classified as proved. Unproved reserves may be further classified as probable reserves and possible reserves.

Unproved reserves may be estimated assuming future economic conditions different from those prevailing at the time of the estimate. The effect of possible future improvements in economic conditions and technological developments can be expressed by allocating appropriate quantities of reserves to the probable and possible classifications.

Probable Reserves

Probable reserves are those unproved reserves which analysis of geological and engineering data suggests are more likely than not to be recoverable. In this context, when probabilistic methods are used, there should be at least a 50% probability that the quantities actually recovered will equal or exceed the sum of estimated proved plus probable reserves.

In general, probable reserves may include (1) reserves anticipated to be proved by normal stepout drilling where sub-surface control is inadequate to classify these reserves as proved, (2) reserves in formations that appear to be productive based on well log characteristics but lack core data or definitive tests and which are not analogous to producing or proved reservoirs in the area, (3) incremental reserves attributable to infill drilling that could have been classified as proved if closer statutory spacing had been approved at the timeof the estimate, (4) reserves attributable to improved recovery methods that have been established by repeated commercially successful applications when (a)a project or pilot is planned but not in operation and

R. A. LENSER AND ASSOCIATES, INC. - 11757 KATY FREEWAY - SUITE 370 - HOUSTON, TEXAS 77079 - (281) 759-8860 - FAX: (281) 759-3513O WWW.RALENSER.COM

 (b) rock, fluid, and reservoir characteristics appear favorable for commercial application, (5) reserves in an area of the formation that appears to be separated from the proved area by faulting and the geologic interpretation indicates the subject area is structurally higher than the proved area, (6) reserves attributable to a future workover, treatment, re-treatment, change of equipment, or other mechanical procedures, where such procedure has not been proved successful in wells which exhibit similar behavior in analogous reservoirs, and (7) incremental reserves in proved reservoirs where an alternative interpretation of performance or volumetric data indicates more reserves than can be classified as proved.

RESERVE STATUS CATEGORIES

Reserve status categories define the development and producing status of wells and reservoirs.

Developed: developed reserves are expected to be recovered from existing wells including reserves behind pipe. Improved recovery reserves are considered developed only after the necessary equipment has been installed, or when the costs to do so are relatively minor. Developed reserves may be subcategorized as producing or non- producing.

Producing: reserves subcategorized as producing are expected to be recovered from completion intervals which are open and producing at the time of the estimate. Improved recovery reserves are considered producing only after the improved recovery project is in operation.

Non-producing: reserves subcategorized as non-producing include shut-in and behind-pipe reserves.0

Shut-in reserves are expected to be recovered from (1)  completion intervals which are open at the time of the estimate but  which have not started producing, (2) wells which were shut-in for  market conditions or pipeline connections, or (3) wells not capable of  production for mechanical reasons.

Behind pipe reserves are expected to be recovered from zones in existing wells, which will require additional completion work or future recompletion prior to the start of production.

Undeveloped reserves: undeveloped reserves are expected to be recovered: (1) from new wells on undrilled acreage, (2) from deepening existing wells to a different reservoir, or (3) where a relatively large expenditure is required to (a) recomplete an existing well or (b) install production or transportation facilities for primary or improved recovery projects.

Approved by the board of directors, society of petroleum engineers (SPE),Inc. March 7, 1997

R. A. LENSER AND ASSOCIATES, INC. - 11757 KATY FREEWAY - SUITE 370 - HOUSTON, TEXAS 77079 O (281) 759-8860 O FAX: (281) 759-3513O WWW.RALENSER.COM

R.A. LENSER & ASSOCIATES, INC.
HOUSTON, TEXAS

TABLE A

# AQUATIC CELLULOSE INTERNATIONAL CORP.
## SUMMARY OF 8/8ths RESERVES, INITIAL INTERESTS AND PRICES
## AS OF JANUARY 1, 2007

| FIELD | LEASE | RESERVOIR | RESERVE CATEGORY | —8/8ths RESERVES— OIL, MB | GAS, Mmcf | WORKING INTEREST | REVENUE INTEREST | OIL PRICE $/BBL | GAS PRICE $/Mcf | TABLE NO. |
|---|---|---|---|---|---|---|---|---|---|---|
| **PROVED RESERVES** | | | | | | | | | | |
| SARGENT SOUTH | HAMILL & HAMILL NO. 02 | MIOCENE 5944-5946 | PROVED PRODUCING | 0.000 | 53 | 20.00% | 16.00% | $0.00 | $6.17 | 15 |
| SARGENT SOUTH | HAMILL & HAMILL NO. 10 | MIOCENE 3270-3273 | PROVED PRODUCING | 0.000 | 0 | 0.00% | 0.00% | $0.00 | $0.00 | 16 |
| SARGENT SOUTH | HAMILL & HAMILL NO. 10 | MIOCENE 3435 | PROVED PRODUCING | 0.000 | 59 | 20.00% | 16.00% | $0.00 | $6.17 | 17 |
| SARGENT SOUTH | HAMILL & HAMILL NO. 11 | MIOCENE 2760-2763 | PROVED PRODUCING | 0.000 | 0 | 0.00% | 0.00% | $0.00 | $0.00 | 18 |
| SARGENT SOUTH | HAMILL & HAMILL NO. 14 | MIOCENE 4204-4214 | PROVED PRODUCING | 0.000 | 103 | 20.00% | 16.00% | $0.00 | $6.17 | 19 |
| SARGENT SOUTH | HAMILL & HAMILL NO. 17 | MIOCENE 4230-4233 | PROVED PRODUCING | 0.000 | 57 | 20.00% | 16.00% | $0.00 | $6.17 | 20 |
| **PROVED PRODUCING RESERVES** | | | | **0.000** | **272** | | | | | |
| SARGENT SOUTH | HAMILL & HAMILL NO. 21 | 4220 & 4170 | PROVED UNDEVELOPED | 0.000 | 549 | 20.00% | 16.00% | $0.00 | $6.17 | 21 |
| SARGENT SOUTH | HAMILL & HAMILL NO. 22 | 2750' & 4040' | PROVED UNDEVELOPED | 0.000 | 734 | 20.00% | 16.00% | $0.00 | $6.17 | 22 |
| **PROVED UNDEVELOPED RESERVES** | | | | **0.000** | **1,283** | | | | | |
| **TOTAL PROVED RESERVES** | | | | **0.000** | **1,555** | | | | | |
| **POSSIBLE RESERVES** | | | | | | | | | | |
| SARGENT SOUTH | HAMILL & HAMILL LOC. 1 PSUD1 | 6348',5808',5526',3648' | POSSIBLE UNDEVELOPED | 0.000 | 3,545 | 20.00% | 16.00% | $0.00 | $6.17 | 9 |
| SARGENT SOUTH | HAMILL & HAMILL LOC. 2 PSUD1 | 6348',5808',5526',3648' | POSSIBLE UNDEVELOPED | 0.000 | 3,411 | 20.00% | 16.00% | $0.00 | $6.17 | 10 |
| SARGENT SOUTH | HAMILL & HAMILL LOC. 3 PSUD1 | 5808',5526' | POSSIBLE UNDEVELOPED | 0.000 | 1,772 | 20.00% | 16.00% | $0.00 | $6.17 | 11 |
| SARGENT SOUTH | HAMILL & HAMILL LOC. 4 PSUD1 | 6348',5808' | POSSIBLE UNDEVELOPED | 0.000 | 1,212 | 20.00% | 16.00% | $0.00 | $6.17 | 12 |
| SARGENT SOUTH | HAMILL & HAMILL LOC. 5 PSUD1 | 6348',5808',5526' | POSSIBLE UNDEVELOPED | 0.000 | 2,377 | 20.00% | 16.00% | $0.00 | $6.17 | 13 |
| SARGENT SOUTH | HAMILL & HAMILL LOC. 6 PSUD1 | 6348' | POSSIBLE UNDEVELOPED | 0.000 | 586 | 20.00% | 16.00% | $0.00 | $6.17 | 14 |
| **TOTAL POSSIBLE UNDEVELOPED RESERVES** | | | | **0.000** | **12,903** | | | | | |

PAGE 1 OF 1

R.A LENSER & ASSOCIATES, INC.
HOUSTON, TEXAS

TABLE B

## AQUATIC CELLULOSE INTERNATIONAL CORP.
## SUMMARY OF NET RESERVES AND INCOME DATA
## AS OF JANUARY 1, 2007

| FIELD | LEASE | RESERVOIR | RESERVE CATEGORY | NET OIL, MB | NET GAS, Mmcf | TOTAL REV, M$ | TAXES, M$ SEV | TAXES, M$ AD VAL | EXPENSES, M$ OPC | EXPENSES, M$ COSTS | BFIT NET INCOME M$ | DISC NET INCOME @ 10%, M$ | TABLE NUMBER |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| **PROVED RESERVES** | | | | | | | | | | | | | |
| SARGENT S. | HAMILL & HAMILL NO. 02 | MIOCENE 5944-5946 | PVD PRODUCING | 0.000 | 9 | 53 | 0 | 2 | 6 | 0 | 44 | 42 | 15 |
| SARGENT S. | HAMILL & HAMILL NO. 10 | MIOCENE 3270-3273 | PVD PRODUCING | 0.000 | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 16 |
| SARGENT S. | HAMILL & HAMILL NO. 10 | MIOCENE 3435 | PVD PRODUCING | 0.000 | 9 | 58 | 4 | 2 | 5 | 0 | 47 | 45 | 17 |
| SARGENT S. | HAMILL & HAMILL NO. 11 | MIOCENE 2760-2763 | PVD PRODUCING | 0.000 | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 18 |
| SARGENT S. | HAMILL & HAMILL NO. 14 | MIOCENE 4204-4214 | PVD PRODUCING | 0.000 | 16 | 102 | 0 | 4 | 17 | 0 | 81 | 72 | 19 |
| SARGENT S. | HAMILL & HAMILL NO. 17 | MIOCENE 4230-4233 | PVD PRODUCING | 0.000 | 9 | 56 | 0 | 2 | 10 | 0 | 44 | 40 | 20 |
| **PROVED PRODUCING TOTAL** | | | | **0.000** | **44** | **269** | **4** | **10** | **38** | **0** | **216** | **199** | |
| SARGENT S. | HAMILL & HAMILL NO. 21 | 4220 & 4170 | PVD UNDEVELOPED | 0.000 | 88 | 542 | 41 | 19 | 19 | 157 | 307 | 223 | 21 |
| SARGENT S. | HAMILL & HAMILL NO. 22 | 2750' & 4040' | PVD UNDEVELOPED | 0.000 | 117 | 725 | 54 | 25 | 21 | 157 | 467 | 343 | 22 |
| **PROVED UNDEVELOPED TOTAL** | | | | **0.000** | **205** | **1,267** | **95** | **44** | **40** | **314** | **773** | **566** | |
| **GRAND TOTAL PROVED** | | | | **0.000** | **249** | **1,535** | **99** | **54** | **78** | **314** | **989** | **765** | |
| **POSSIBLE RESERVES** | | | | | | | | | | | | | |
| SARGENT S. | HAMILL & HAMILL LOC. 1 PSUD1 | 6348,5808,5526,3648 | POSS UNDEVELOPED | 0.000 | 567 | 3,500 | 262 | 122 | 102 | 186 | 2,827 | 1,038 | 9 |
| SARGENT S. | HAMILL & HAMILL LOC. 2 PSUD1 | 6348,5808,5526,3648 | POSS UNDEVELOPED | 0.000 | 546 | 3,367 | 253 | 118 | 98 | 186 | 2,713 | 998 | 10 |
| SARGENT S. | HAMILL & HAMILL LOC. 3 PSUD1 | 5808,5526 | POSS UNDEVELOPED | 0.000 | 284 | 1,749 | 131 | 61 | 51 | 172 | 1,334 | 690 | 11 |
| SARGENT S. | HAMILL & HAMILL LOC. 4 PSUD1 | 6348,5808 | POSS UNDEVELOPED | 0.000 | 194 | 1,196 | 90 | 42 | 35 | 172 | 858 | 490 | 12 |
| SARGENT S. | HAMILL & HAMILL LOC. 5 PSUD1 | 6348,5808,5526 | POSS UNDEVELOPED | 0.000 | 380 | 2,347 | 176 | 82 | 68 | 179 | 1,841 | 779 | 13 |
| SARGENT S. | HAMILL & HAMILL LOC. 6 PSUD1 | 6348 | POSS UNDEVELOPED | 0.000 | 94 | 578 | 43 | 20 | 17 | 165 | 333 | 212 | 14 |
| **POSSIBLE UNDEVELOPED TOTAL** | | | | **0.000** | **2,064** | **12,738** | **955** | **446** | **371** | **1,060** | **9,906** | **4,207** | |

PAGE 1 OF 1

R.A LENSER & ASSOCIATES, INC.
HOUSTON, TEXAS

TABLE C

| | | | RESERVE | ---NET--- | | TOTAL | --TAXES, M$-- | | --EXPENSES, M$-- | | INCOME | INCOME | TABLE |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| FIELD | LEASE | RESERVOIR | CATEGORY | OIL, MB | GAS, Mmcf | REV, M$ | SEV | AD VAL | OPC | COSTS | M$ | @ 10%, M$ | NO. |
| **PROVED RESERVES** | | | | | | | | | | | | | |
| SARGENT S. | HAMILL & HAMILL NO. 22 | 2750' & 4040' | PVD UNDEVELOPED | 0.000 | 117 | 725 | 54 | 25 | 21 | 157 | 467 | 343 | 22 |
| SARGENT S. | HAMILL & HAMILL NO. 21 | 4220 & 4170 | PVD UNDEVELOPED | 0.000 | 88 | 542 | 41 | 19 | 19 | 157 | 307 | 223 | 21 |
| SARGENT S. | HAMILL & HAMILL NO. 14 | MIOCENE 4204-4214 | PVD PRODUCING | 0.000 | 16 | 102 | 0 | 4 | 17 | 0 | 81 | 72 | 19 |
| SARGENT S. | HAMILL & HAMILL NO. 10 | MIOCENE 3435 | PVD PRODUCING | 0.000 | 9 | 58 | 4 | 2 | 5 | 0 | 47 | 45 | 17 |
| SARGENT S. | HAMILL & HAMILL NO. 02 | MIOCENE 5944-5946 | PVD PRODUCING | 0.000 | 9 | 53 | 0 | 2 | 6 | 0 | 44 | 42 | 15 |
| SARGENT S. | HAMILL & HAMILL NO. 17 | MIOCENE 4230-4233 | PVD PRODUCING | 0.000 | 9 | 56 | 0 | 2 | 10 | 0 | 44 | 40 | 20 |
| SARGENT S. | HAMILL & HAMILL NO. 10 | MIOCENE 3270-3273 | PVD PRODUCING | 0.000 | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 16 |
| SARGENT S. | HAMILL & HAMILL NO. 11 | MIOCENE 2760-2763 | PVD PRODUCING | 0.000 | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 18 |
| **TOTAL PROVED RESERVES** | | | | **0.000** | **249** | **1,535** | **99** | **54** | **78** | **314** | **989** | **765** | |
| **POSSSIBLE RESERVES** | | | | | | | | | | | | | |
| SARGENT S. | HAMILL & HAMILL LOC. 1 PSUD1 | 6348,5808,5526,3648 | POSS UNDEVELOPED | 0.000 | 567 | 3,500 | 262 | 122 | 102 | 186 | 2,827 | 1,038 | 9 |
| SARGENT S. | HAMILL & HAMILL LOC. 2 PSUD1 | 6348,5808,5526,3648 | POSS UNDEVELOPED | 0.000 | 546 | 3,367 | 253 | 118 | 98 | 186 | 2,713 | 998 | 10 |
| SARGENT S. | HAMILL & HAMILL LOC. 5 PSUD1 | 6348,5808,5526 | POSS UNDEVELOPED | 0.000 | 380 | 2,347 | 176 | 82 | 68 | 179 | 1,841 | 779 | 13 |
| SARGENT S. | HAMILL & HAMILL LOC. 3 PSUD1 | 5808,5526 | POSS UNDEVELOPED | 0.000 | 284 | 1,749 | 131 | 61 | 51 | 172 | 1,334 | 690 | 11 |
| SARGENT S. | HAMILL & HAMILL LOC. 4 PSUD1 | 6348,5808 | POSS UNDEVELOPED | 0.000 | 194 | 1,196 | 90 | 42 | 35 | 172 | 858 | 490 | 12 |
| SARGENT S. | HAMILL & HAMILL LOC. 6 PSUD1 | 6348 | POSS UNDEVELOPED | 0.000 | 94 | 578 | 43 | 20 | 17 | 165 | 333 | 212 | 14 |
| **TOTAL POSSIBLE RESERVES** | | | | **0.000** | **2,064** | **12,738** | **955** | **446** | **371** | **1,060** | **9,906** | **4,207** | |

PAGE 1 OF 1

GRAND SUMMARY
TOTAL PROVED RESERVES
FIGURE 1
TOTAL PROVED
Gas, mcf/mo
Oil, bbl/mo
Water, bbl/mo
Gas
Water
Year
00
01
02
03
04
05
06
07
08
09
10
11
12
13
14
15
16
17
18
19
Oil, bbl/mo
Qual= Oil - 1
Ref= 1/2000
Cum= 0
Rem= 0
EUR= 0
Yrs= 0.000
Qref= 0.0
De= 0.000000
Dmin= 0.000
b= 0.000000
Qab= 0.0
Gas, mcf/mo
Qual= RAL106
Ref= 1/2000
Cum= 698277
Rem= 2381733
EUR= 3080010
Yrs= 11.915
Qref= 0.0
De= 0.000000
Dmin= 0.000
b= 0.000000
Qab= 0.0
Water, bbl/m
Qual= Water - 1
Ref= 1/2000
Cum= 0
Rem= 0
EUR= 0
Yrs= 0.000
Qref= 0.0
De= 0.000000
Dmin= 0.000
b= 0.000000
Qab= 0.0

R.A.LENSER & ASSOCIATES
HOUSTON, TEXAS

GRAND SUMMARY
TOTAL PROVED RESERVES

TABLE 1

RESERVE TYPE
TOTAL PROVED

	REVENUE INTERESTS				PRODUCT PRICES			FUTURE NET INCOME	
	Expense Interest	Oil/ Cond.	Plant Products	Gas	Oil/Cond. $/Bbl	Plt. Prod. $/Bbl	Gas $/Mcf	Discount Rate	Income M$
INITIAL								10.0000	765.080
FINAL								15.0000	681.271
								20.0000	611.075
								25.0000	551.743
								30.0000	501.175
								35.0000	457.748

-END- MO-YR	WELLS	ESTIMATED 8/8 THS PRODUCTION Oil/Cond ----MBbls---	Plant Prod. ----MBbls---	Gas ----MMCF--	COMPANY NET PRODUCTION Oil/Cond ---MBbls--	Plant Prod. ---MBbls--	Sales Gas ---MMCF--	AVERAGE PRICES Oil/Co -$/bbl-	Gas --$/MCF--
12-07	5.	0.000	0.000	320.	0.000	0.000	51.	0.00	6.17
12-08	6.	0.000	0.000	392.	0.000	0.000	63.	0.00	6.17
12-09	4.	0.000	0.000	319.	0.000	0.000	51.	0.00	6.17
12-10	4.	0.000	0.000	350.	0.000	0.000	56.	0.00	6.17
12-11	3.	0.000	0.000	163.	0.000	0.000	26.	0.00	6.17
12-12	1.	0.000	0.000	11.	0.000	0.000	2.	0.00	6.17
12-13									
12-14									
12-15									
12-16									
12-17									
12-18									
12-19									
12-20									
12-21									
Sub-T	4.	0.000	0.000	1555.	0.000	0.000	249.	0.00	6.17
After	0.	0.000	0.000	0.	0.000	0.000	0.	0.00	0.00
Total	4.	0.000	0.000	1555.	0.000	0.000	249.	0.00	6.17
Cumulative		0.000	0.000	1467.					
Ultimate		0.000	0.000	3023.					

-END- MO-YR	COMPANY FUTURE GROSS REVENUE Oil/Cond ------$-----	Plt. Products ------$-----	Gas -----$-----	Other -----$----	Total -----$----	PROD & ADV TAXES SEV TAX -----$-----	ADV TAX ------$----	REVENUE AFTER SEV & ADV -------$-------
12-07	0.	0.	316078.	0.	316078.	14908.	11392.	289778.
12-08	0.	0.	387464.	0.	387464.	25222.	13702.	348541.
12-09	0.	0.	314452.	0.	314452.	21800.	11070.	281582.
12-10	0.	0.	345535.	0.	345535.	25062.	12122.	308351.
12-11	0.	0.	161359.	0.	161359.	11683.	5661.	144014.
12-12	0.	0.	10582.	0.	10582.	673.	375.	9534.
12-13								
12-14								
12-15								
12-16								
12-17								
12-18								
12-19								
12-20								
12-21								
Sub-T	0.	0.	1535470.	0.	1535470.	99348.	54321.	1381800.
After	0.	0.	0.	0.	0.	0.	0.	0.
Total	0.	0.	1535470.	0.	1535470.	99348.	54321.	1381800.

-END- MO-YR	DEDUCTIONS Operating Costs ------$------	Development Costs ------$------	Abandonment Costs ------$------	Other ------$------	Total ------$------	FUTURE NET INCOME BEFORE INCOME TAXES Undiscounted Annual ------$------	Undiscounted Cumulative ------$------	Discounted @ 10.0% ------$------
12-07	14080.	300000.	0.	0.	314080.	-24302.	-24302.	-20282.
12-08	20880.	14000.	0.	0.	34880.	313661.	289359.	273480.
12-09	16565.	0.	0.	0.	16565.	265017.	554376.	208732.
12-10	14160.	0.	0.	0.	14160.	294191.	848567.	210682.
12-11	10660.	0.	0.	0.	10660.	133354.	981921.	87869.
12-12	2075.	0.	0.	0.	2075.	7459.	989380.	4598.
12-13								
12-14								
12-15								
12-16								
12-17								
12-18								
12-19								
12-20								
12-21								
Sub-T	78420.	314000.	0.	0.	392420.	989380.	989380.	765080.
After	0.	0.	0.	0.	0.	0.	989380.	0.
Total	78420.	314000.	0.	0.	392420.	989380.	989380.	765080.

SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT - PRELIMINARY

R.A. LENSER & ASSOCIATES
HOUSTON, TEXAS

GRAND SUMMARY
PROVED PRODUCING RESERVES

TABLE 2

RESERVE TYPE
PROVED PRODUCING

	REVENUE INTERESTS				PRODUCT PRICES			FUTURE NET INCOME	
	Expense Interest	Oil/ Cond.	Plant Products	Gas	Oil/Cond. $/Bbl	Plt. Prod. $/Bbl	Gas $/Mcf	Discount Rate	Income M$
INITIAL								10.0000	198.964
FINAL								15.0000	191.870
								20.0000	185.543
								25.0000	179.860
								30.0000	174.724
								35.0000	170.058

		ESTIMATED 8/8 THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES	
-END- MO-YR	WELLS	Oil/Cond ----MBbls---	Plant Prod. ----MBbls---	Gas ----MMCF--	Oil/Cond ---MBbls--	Plant Prod. ---MBbls--	Sales Gas ---MMCF--	Oil/Co -$/bbl-	Gas --$/MCF--
12-07	4.	0.000	0.000	169.	0.000	0.000	27.	0.00	6.17
12-08	4.	0.000	0.000	61.	0.000	0.000	10.	0.00	6.17
12-09	2.	0.000	0.000	24.	0.000	0.000	4.	0.00	6.17
12-10	2.	0.000	0.000	12.	0.000	0.000	2.	0.00	6.17
12-11	1.	0.000	0.000	6.	0.000	0.000	1.	0.00	6.17
12-12	1.	0.000	0.000	2.	0.000	0.000	0.	0.00	6.17
12-13									
12-14									
12-15									
12-16									
12-17									
12-18									
12-19									
12-20									
12-21									
Sub-T	2.	0.000	0.000	272.	0.000	0.000	44.	0.00	6.17
After	0.	0.000	0.000	0.	0.000	0.000	0.	0.00	0.00
Total	2.	0.000	0.000	272.	0.000	0.000	44.	0.00	6.17
Cumulative		0.000	0.000	1467.					
Ultimate		0.000	0.000	1740.					

	COMPANY FUTURE GROSS REVENUE					PROD & ADV TAXES		REVENUE
-END- MO-YR	Oil/Cond ------$-----	Plt. Products ------$-----	Gas -----$-----	Other -----$----	Total -----$----	SEV TAX -----$-----	ADV TAX ------$----	AFTER SEV & ADV -------$-------
12-07	0.	0.	166414.	0.	166414.	3683.	6155.	156576.
12-08	0.	0.	59880.	0.	59880.	653.	2240.	56987.
12-09	0.	0.	24032.	0.	24032.	19.	908.	23105.
12-10	0.	0.	11380.	0.	11380.	0.	430.	10949.
12-11	0.	0.	5583.	0.	5583.	0.	211.	5372.
12-12	0.	0.	1603.	0.	1603.	0.	61.	1542.
12-13								
12-14								
12-15								
12-16								
12-17								
12-18								
12-19								
12-20								
12-21								
Sub-T	0.	0.	268892.	0.	268892.	4355.	10006.	254531.
After	0.	0.	0.	0.	0.	0.	0.	0.
Total	0.	0.	268892.	0.	268892.	4355.	10006.	254531.

	DEDUCTIONS					FUTURE NET INCOME BEFORE INCOME TAXES		
-END- MO-YR	Operating Costs ------$------	Development Costs ------$------	Abandonment Costs ------$------	Other ------$------	Total ------$------	Undiscounted Annual ------$------	Undiscounted Cumulative ------$------	Discounted @ 10.0% ------$------
12-07	11280.	0.	0.	0.	11280.	145296.	145296.	139884.
12-08	11280.	0.	0.	0.	11280.	45707.	191003.	39973.
12-09	6965.	0.	0.	0.	6965.	16140.	207143.	12809.
12-10	4560.	0.	0.	0.	4560.	6389.	213532.	4615.
12-11	3060.	0.	0.	0.	3060.	2312.	215844.	1520.
12-12	1275.	0.	0.	0.	1275.	267.	216111.	163.
12-13								
12-14								
12-15								
12-16								
12-17								
12-18								
12-19								
12-20								
12-21								
Sub-T	38420.	0.	0.	0.	38420.	216111.	216111.	198964.
After	0.	0.	0.	0.	0.	0.	216111.	0.
Total	38420.	0.	0.	0.	38420.	216111.	216111.	198964.

SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT - PRELIMINARY

R.A.LENSER & ASSOCIATES
HOUSTON, TEXAS

GRAND SUMMARY
PROVED UNDEVELOPED RESERVES

TABLE 3

RESERVE TYPE
PROVED UNDEVELOPED

	REVENUE INTERESTS				PRODUCT PRICES		
	Expense Interest	Oil/ Cond.	Plant Products	Gas	Oil/Cond. $/Bbl	Plt. Prod. $/Bbl	Gas $/Mcf
INITIAL							
FINAL							

FUTURE NET INCOME Discount Rate	Income M$
10.0000	566.116
15.0000	489.401
20.0000	425.532
25.0000	371.883
30.0000	326.451
35.0000	287.690

		ESTIMATED 8/8 THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES	
-END- MO-YR	WELLS	Oil/Cond ----MBbls---	Plant Prod. ----MBbls---	Gas ----MMCF--	Oil/Cond ---MBbls--	Plant Prod. ---MBbls--	Sales Gas ---MMCF--	Oil/Co -$/bbl-	Gas --$/MCF--
12-07	1.	0.000	0.000	152.	0.000	0.000	24.	0.00	6.17
12-08	2.	0.000	0.000	332.	0.000	0.000	53.	0.00	6.17
12-09	2.	0.000	0.000	294.	0.000	0.000	47.	0.00	6.17
12-10	2.	0.000	0.000	338.	0.000	0.000	54.	0.00	6.17
12-11	2.	0.000	0.000	158.	0.000	0.000	25.	0.00	6.17
12-12	1.	0.000	0.000	9.	0.000	0.000	1.	0.00	6.17
12-13									
12-14									
12-15									
12-16									
12-17									
12-18									
12-19									
12-20									
12-21									
Sub-T	2.	0.000	0.000	1283.	0.000	0.000	205.	0.00	6.17
After	0.	0.000	0.000	0.	0.000	0.000	0.	0.00	0.00
Total	2.	0.000	0.000	1283.	0.000	0.000	205.	0.00	6.17
Cumulative		0.000	0.000	0.					
Ultimate		0.000	0.000	1283.					

	COMPANY FUTURE GROSS REVENUE					PROD & ADV TAXES		REVENUE
-END- MO-YR	Oil/Cond ------$-----	Plt. Products ------$-----	Gas -----$-----	Other -----$----	Total -----$----	SEV TAX -----$-----	ADV TAX ------$----	AFTER SEV & ADV -------$-------
12-07	0.	0.	149664.	0.	149664.	11225.	5236.	133202.
12-08	0.	0.	327584.	0.	327584.	24569.	11462.	291554.
12-09	0.	0.	290421.	0.	290421.	21782.	10161.	258478.
12-10	0.	0.	334155.	0.	334155.	25062.	11691.	297402.
12-11	0.	0.	155775.	0.	155775.	11683.	5450.	138642.
12-12	0.	0.	8979.	0.	8979.	673.	314.	7992.
12-13								
12-14								
12-15								
12-16								
12-17								
12-18								
12-19								
12-20								
12-21								
Sub-T	0.	0.	1266577.	0.	1266577.	94993.	44315.	1127269.
After	0.	0.	0.	0.	0.	0.	0.	0.
Total	0.	0.	1266577.	0.	1266577.	94993.	44315.	1127269.

	DEDUCTIONS					FUTURE NET INCOME BEFORE INCOME TAXES		
						Undiscounted		
-END- MO-YR	Operating Costs ------$------	Development Costs ------$------	Abandonment Costs ------$------	Other ------$------	Total ------$------	Annual ------$------	Cumulative ------$------	Discounted @ 10.0% ------$------
12-07	2800.	300000.	0.	0.	302800.	-169598.	-169598.	-160166.
12-08	9600.	14000.	0.	0.	23600.	267954.	98356.	233507.
12-09	9600.	0.	0.	0.	9600.	248878.	347234.	195924.
12-10	9600.	0.	0.	0.	9600.	287802.	635036.	206067.
12-11	7600.	0.	0.	0.	7600.	131042.	766077.	86349.
12-12	800.	0.	0.	0.	800.	7192.	773269.	4435.
12-13								
12-14								
12-15								
12-16								
12-17								
12-18								
12-19								
12-20								
12-21								
Sub-T	40000.	314000.	0.	0.	354000.	773269.	773269.	566116.
After	0.	0.	0.	0.	0.	0.	773269.	0.
Total	40000.	314000.	0.	0.	354000.	773269.	773269.	566116.

SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT - PRELIMINARY

R.A. LENSER & ASSOCIATES
HOUSTON, TEXAS

GRAND SUMMARY
POSSIBLE UNDEVELOPED RESERVES

TABLE 4

RESERVE TYPE
POSSIBLE UNDEVELOPED

	REVENUE INTERESTS				PRODUCT PRICES			FUTURE NET INCOME	
	Expense Interest	Oil/ Cond.	Plant Products	Gas	Oil/Cond. $/Bbl	Plt. Prod. $/Bbl	Gas $/Mcf	Discount Rate	Income M$
INITIAL								10.0000	4206.535
FINAL								15.0000	3008.440
								20.0000	2245.689
								25.0000	1732.406
								30.0000	1371.250
								35.0000	1107.834

		ESTIMATED 8/8 THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES	
-END- MO-YR	WELLS	Oil/Cond ----MBbls---	Plant Prod. ----MBbls---	Gas ----MMCF--	Oil/Cond ---MBbls--	Plant Prod. ---MBbls--	Sales Gas ---MMCF--	Oil/Co -$/bbl-	Gas --$/MCF--
12-07	0.	0.000	0.000	0.	0.000	0.000	0.	0.00	0.00
12-08	0.	0.000	0.000	143.	0.000	0.000	23.	0.00	6.17
12-09	4.	0.000	0.000	1156.	0.000	0.000	185.	0.00	6.17
12-10	6.	0.000	0.000	1398.	0.000	0.000	224.	0.00	6.17
12-11	6.	0.000	0.000	945.	0.000	0.000	151.	0.00	6.17
12-12	6.	0.000	0.000	641.	0.000	0.000	103.	0.00	6.17
12-13	5.	0.000	0.000	456.	0.000	0.000	73.	0.00	6.17
12-14	5.	0.000	0.000	1306.	0.000	0.000	209.	0.00	6.17
12-15	5.	0.000	0.000	1051.	0.000	0.000	168.	0.00	6.17
12-16	5.	0.000	0.000	694.	0.000	0.000	111.	0.00	6.17
12-17	4.	0.000	0.000	456.	0.000	0.000	73.	0.00	6.17
12-18	4.	0.000	0.000	419.	0.000	0.000	67.	0.00	6.17
12-19	4.	0.000	0.000	657.	0.000	0.000	105.	0.00	6.17
12-20	3.	0.000	0.000	720.	0.000	0.000	115.	0.00	6.17
12-21	3.	0.000	0.000	502.	0.000	0.000	80.	0.00	6.17
Sub-T	4.	0.000	0.000	10546.	0.000	0.000	1687.	0.00	6.17
After	2.	0.000	0.000	2357.	0.000	0.000	377.	0.00	6.17
Total	3.	0.000	0.000	12903.	0.000	0.000	2064.	0.00	6.17
Cumulative		0.000	0.000	0.					
Ultimate		0.000	0.000	12903.					

	COMPANY FUTURE GROSS REVENUE					PROD & ADV TAXES		REVENUE
-END- MO-YR	Oil/Cond ------$-----	Plt. Products ------$-----	Gas -----$-----	Other -----$----	Total -----$----	SEV TAX -----$-----	ADV TAX ------$----	AFTER SEV & ADV -------$-------
12-07	0.	0.	0.	0.	0.	0.	0.	0.
12-08	0.	0.	141173.	0.	141173.	10588.	4939.	125645.
12-09	0.	0.	1141696.	0.	1141696.	85627.	39946.	1016123.
12-10	0.	0.	1380052.	0.	1380052.	103504.	48285.	1228262.
12-11	0.	0.	933275.	0.	933275.	69996.	32654.	830625.
12-12	0.	0.	633256.	0.	633256.	47494.	22156.	563605.
12-13	0.	0.	449906.	0.	449906.	33743.	15741.	400422.
12-14	0.	0.	1288795.	0.	1288795.	96660.	45093.	1147043.
12-15	0.	0.	1038007.	0.	1038007.	77851.	36318.	923838.
12-16	0.	0.	685432.	0.	685432.	51407.	23982.	610042.
12-17	0.	0.	450450.	0.	450450.	33784.	15760.	400906.
12-18	0.	0.	414014.	0.	414014.	31051.	14486.	368477.
12-19	0.	0.	648698.	0.	648698.	48652.	22697.	577349.
12-20	0.	0.	711057.	0.	711057.	53329.	24879.	632849.
12-21	0.	0.	495324.	0.	495324.	37149.	17330.	440845.
Sub-T	0.	0.	10411135.	0.	10411135.	780835.	364266.	9266033.
After	0.	0.	2326700.	0.	2326700.	174502.	81407.	2070790.
Total	0.	0.	12737834.	0.	12737834.	955337.	445673.	11336823.

	DEDUCTIONS					FUTURE NET INCOME BEFORE INCOME TAXES		
						Undiscounted		
-END- MO-YR	Operating Costs ------$------	Development Costs ------$------	Abandonment Costs ------$------	Other ------$------	Total ------$------	Annual ------$------	Cumulative ------$------	Discounted @ 10.0% ------$------
12-07	0.	0.	0.	0.	0.	0.	0.	0.
12-08	2000.	330000.	0.	0.	332000.	-206355.	-206355.	-174622.
12-09	18400.	660000.	0.	0.	678400.	337723.	131369.	262619.
12-10	28800.	0.	0.	0.	28800.	1199462.	1330831.	862280.
12-11	28800.	0.	0.	0.	28800.	801825.	2132656.	524026.
12-12	28800.	14000.	0.	0.	42800.	520805.	2653461.	309786.
12-13	26000.	21000.	0.	0.	47000.	353422.	3006883.	189897.
12-14	24000.	0.	0.	0.	24000.	1123043.	4129926.	548306.
12-15	24000.	0.	0.	0.	24000.	899838.	5029765.	401679.
12-16	22400.	0.	0.	0.	22400.	587643.	5617408.	238648.
12-17	19200.	7000.	0.	0.	26200.	374706.	5992114.	138233.
12-18	19200.	14000.	0.	0.	33200.	335277.	6327390.	111523.
12-19	18000.	0.	0.	0.	18000.	559349.	6886740.	168912.
12-20	14400.	0.	0.	0.	14400.	618449.	7505188.	171368.
12-21	14400.	0.	0.	0.	14400.	426445.	7931633.	107425.
Sub-T	288400.	1046000.	0.	0.	1334400.	7931633.	7931633.	3860082.
After	82400.	14000.	0.	0.	96400.	1974390.	9906022.	346452.
Total	370800.	1060000.	0.	0.	1430800.	9906023.	9906022.	4206534.

SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT - PRELIMINARY

GRAND SUMMARY
SARGENT SOUTH FIELD
TOTAL PROVED RESERVES
FIGURE 5
TOTAL PROVED
Gas, mcf/mo
Oil, bbl/mo
Water, bbl/mo
Gas
Water
Year
00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18 19
Oil, bbl/mo
Qual= Oil - 1
Ref= 1/2000
Cum= 0
Rem= 0
EUR= 0
Yrs= 0.000
Qref= 0.0
De= 0.000000
Dmin= 0.000
b= 0.000000
Qab= 0.0
Gas, mcf/mo
Qual= RAL106
Ref= 1/2000
Cum= 698277
Rem= 2381733
EUR= 3080010
Yrs= 11.915
Qref= 0.0
De= 0.000000
Dmin= 0.000
b= 0.000000
Qab= 0.0
Water, bbl/m
Qual= Water - 1
Ref= 1/2000
Cum= 0
Rem= 0
EUR= 0
Yrs= 0.000
Qref= 0.0
De= 0.000000
Dmin= 0.000
b= 0.000000
Qab= 0.0

R.A. LENSER & ASSOCIATES
HOUSTON, TEXAS

GRAND SUMMARY
SARGENT SOUTH FIELD
TOTAL PROVED RESERVES

TABLE 5

RESERVE TYPE
TOTAL PROVED

	REVENUE INTERESTS				PRODUCT PRICES			FUTURE NET INCOME	
	Expense Interest	Oil/ Cond.	Plant Products	Gas	Oil/Cond. $/Bbl	Plt. Prod. $/Bbl	Gas $/Mcf	Discount Rate	Income M$
INITIAL								10.0000	765.080
FINAL								15.0000	681.271
								20.0000	611.075
								25.0000	551.743
								30.0000	501.175
								35.0000	457.748

		ESTIMATED 8/8 THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES	
-END- MO-YR	WELLS	Oil/Cond ----MBbls---	Plant Prod. ----MBbls---	Gas ----MMCF--	Oil/Cond ---MBbls--	Plant Prod. ---MBbls--	Sales Gas ---MMCF--	Oil/Co -$/bbl-	Gas --$/MCF--
12-07	5.	0.000	0.000	320.	0.000	0.000	51.	0.00	6.17
12-08	6.	0.000	0.000	392.	0.000	0.000	63.	0.00	6.17
12-09	4.	0.000	0.000	319.	0.000	0.000	51.	0.00	6.17
12-10	4.	0.000	0.000	350.	0.000	0.000	56.	0.00	6.17
12-11	3.	0.000	0.000	163.	0.000	0.000	26.	0.00	6.17
12-12	1.	0.000	0.000	11.	0.000	0.000	2.	0.00	6.17
12-13									
12-14									
12-15									
12-16									
12-17									
12-18									
12-19									
12-20									
12-21									
Sub-T	4.	0.000	0.000	1555.	0.000	0.000	249.	0.00	6.17
After	0.	0.000	0.000	0.	0.000	0.000	0.	0.00	0.00
Total	4.	0.000	0.000	1555.	0.000	0.000	249.	0.00	6.17
Cumulative		0.000	0.000	1467.					
Ultimate		0.000	0.000	3023.					

	COMPANY FUTURE GROSS REVENUE					PROD & ADV TAXES		REVENUE
-END- MO-YR	Oil/Cond ------$-----	Plt. Products ------$-----	Gas -----$-----	Other -----$----	Total -----$----	SEV TAX -----$-----	ADV TAX ------$----	AFTER SEV & ADV --------$-------
12-07	0.	0.	316078.	0.	316078.	14908.	11392.	289778.
12-08	0.	0.	387464.	0.	387464.	25222.	13702.	348541.
12-09	0.	0.	314452.	0.	314452.	21800.	11070.	281582.
12-10	0.	0.	345535.	0.	345535.	25062.	12122.	308351.
12-11	0.	0.	161359.	0.	161359.	11683.	5661.	144014.
12-12	0.	0.	10582.	0.	10582.	673.	375.	9534.
12-13								
12-14								
12-15								
12-16								
12-17								
12-18								
12-19								
12-20								
12-21								
Sub-T	0.	0.	1535470.	0.	1535470.	99348.	54321.	1381800.
After	0.	0.	0.	0.	0.	0.	0.	0.
Total	0.	0.	1535470.	0.	1535470.	99348.	54321.	1381800.

	DEDUCTIONS					FUTURE NET INCOME BEFORE INCOME TAXES		
-END- MO-YR	Operating Costs ------$------	Development Costs ------$------	Abandonment Costs ------$------	Other ------$------	Total ------$------	Undiscounted Annual ------$------	Undiscounted Cumulative ------$------	Discounted @ 10.0% ------$------
12-07	14080.	300000.	0.	0.	314080.	-24302.	-24302.	-20282.
12-08	20880.	14000.	0.	0.	34880.	313661.	289359.	273480.
12-09	16565.	0.	0.	0.	16565.	265017.	554376.	208732.
12-10	14160.	0.	0.	0.	14160.	294191.	848567.	210682.
12-11	10660.	0.	0.	0.	10660.	133354.	981921.	87869.
12-12	2075.	0.	0.	0.	2075.	7459.	989380.	4598.
12-13								
12-14								
12-15								
12-16								
12-17								
12-18								
12-19								
12-20								
12-21								
Sub-T	78420.	314000.	0.	0.	392420.	989380.	989380.	765080.
After	0.	0.	0.	0.	0.	0.	989380.	0.
Total	78420.	314000.	0.	0.	392420.	989380.	989380.	765080.

SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT - PRELIMINARY

R.A. LENSER & ASSOCIATES
HOUSTON, TEXAS

GRAND SUMMARY
SARGENT SOUTH FIELD
PROVED PRODUCING RESERVES

TABLE 6

RESERVE TYPE
PROVED PRODUCING

	REVENUE INTERESTS				PRODUCT PRICES			FUTURE NET INCOME	
	Expense Interest	Oil/ Cond.	Plant Products	Gas	Oil/Cond. $/Bbl	Plt. Prod. $/Bbl	Gas $/Mcf	Discount Rate	Income M$
INITIAL								10.0000	198.964
FINAL								15.0000	191.870
								20.0000	185.543
								25.0000	179.860
								30.0000	174.724
								35.0000	170.058

		ESTIMATED 8/8 THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES	
-END- MO-YR	WELLS	Oil/Cond ----MBbls---	Plant Prod. ----MBbls---	Gas ----MMCF--	Oil/Cond ---MBbls--	Plant Prod. ---MBbls--	Sales Gas ---MMCF--	Oil/Co -$/bbl-	Gas --$/MCF--
12-07	4.	0.000	0.000	169.	0.000	0.000	27.	0.00	6.17
12-08	4.	0.000	0.000	61.	0.000	0.000	10.	0.00	6.17
12-09	2.	0.000	0.000	24.	0.000	0.000	4.	0.00	6.17
12-10	2.	0.000	0.000	12.	0.000	0.000	2.	0.00	6.17
12-11	1.	0.000	0.000	6.	0.000	0.000	1.	0.00	6.17
12-12	1.	0.000	0.000	2.	0.000	0.000	0.	0.00	6.17
12-13									
12-14									
12-15									
12-16									
12-17									
12-18									
12-19									
12-20									
12-21									
Sub-T	2.	0.000	0.000	272.	0.000	0.000	44.	0.00	6.17
After	0.	0.000	0.000	0.	0.000	0.000	0.	0.00	0.00
Total	2.	0.000	0.000	272.	0.000	0.000	44.	0.00	6.17
Cumulative		0.000	0.000	1467.					
Ultimate		0.000	0.000	1740.					

	COMPANY FUTURE GROSS REVENUE					PROD & ADV TAXES		REVENUE
-END- MO-YR	Oil/Cond ------$-----	Plt. Products ------$-----	Gas -----$-----	Other -----$----	Total -----$----	SEV TAX -----$-----	ADV TAX ------$----	AFTER SEV & ADV -------$-------
12-07	0.	0.	166414.	0.	166414.	3683.	6155.	156576.
12-08	0.	0.	59880.	0.	59880.	653.	2240.	56987.
12-09	0.	0.	24032.	0.	24032.	19.	908.	23105.
12-10	0.	0.	11380.	0.	11380.	0.	430.	10949.
12-11	0.	0.	5583.	0.	5583.	0.	211.	5372.
12-12	0.	0.	1603.	0.	1603.	0.	61.	1542.
12-13								
12-14								
12-15								
12-16								
12-17								
12-18								
12-19								
12-20								
12-21								
Sub-T	0.	0.	268892.	0.	268892.	4355.	10006.	254531.
After	0.	0.	0.	0.	0.	0.	0.	0.
Total	0.	0.	268892.	0.	268892.	4355.	10006.	254531.

	DEDUCTIONS					FUTURE NET INCOME BEFORE INCOME TAXES		
-END- MO-YR	Operating Costs ------$------	Development Costs ------$------	Abandonment Costs ------$------	Other ------$------	Total ------$------	Undiscounted Annual ------$------	Undiscounted Cumulative ------$------	Discounted @ 10.0% ------$------
12-07	11280.	0.	0.	0.	11280.	145296.	145296.	139884.
12-08	11280.	0.	0.	0.	11280.	45707.	191003.	39973.
12-09	6965.	0.	0.	0.	6965.	16140.	207143.	12809.
12-10	4560.	0.	0.	0.	4560.	6389.	213532.	4615.
12-11	3060.	0.	0.	0.	3060.	2312.	215844.	1520.
12-12	1275.	0.	0.	0.	1275.	267.	216111.	163.
12-13								
12-14								
12-15								
12-16								
12-17								
12-18								
12-19								
12-20								
12-21								
Sub-T	38420.	0.	0.	0.	38420.	216111.	216111.	198964.
After	0.	0.	0.	0.	0.	0.	216111.	0.
Total	38420.	0.	0.	0.	38420.	216111.	216111.	198964.

SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT - PRELIMINARY

R.A.LENSER & ASSOCIATES
HOUSTON, TEXAS

GRAND SUMMARY
SARGENT SOUTH FIELD
PROVED BEHIND PIPE RESERVES

TABLE 7

RESERVE TYPE
PROVED BEHIND PIPE

	REVENUE INTERESTS				PRODUCT PRICES			FUTURE NET INCOME	
	Expense Interest	Oil/ Cond.	Plant Products	Gas	Oil/Cond. $/Bbl	Plt. Prod. $/Bbl	Gas $/Mcf	Discount Rate	Income M$
INITIAL								10.0000	566.116
FINAL								15.0000	489.401
								20.0000	425.532
								25.0000	371.883
								30.0000	326.451
								35.0000	287.690

-END- MO-YR	WELLS	ESTIMATED 8/8 THS PRODUCTION Oil/Cond ----MBbls---	Plant Prod. ----MBbls---	Gas ----MMCF--	COMPANY NET PRODUCTION Oil/Cond ---MBbls--	Plant Prod. ---MBbls--	Sales Gas ---MMCF--	AVERAGE PRICES Oil/Co -$/bbl-	Gas --$/MCF--
12-07	1.	0.000	0.000	152.	0.000	0.000	24.	0.00	6.17
12-08	2.	0.000	0.000	332.	0.000	0.000	53.	0.00	6.17
12-09	2.	0.000	0.000	294.	0.000	0.000	47.	0.00	6.17
12-10	2.	0.000	0.000	338.	0.000	0.000	54.	0.00	6.17
12-11	2.	0.000	0.000	158.	0.000	0.000	25.	0.00	6.17
12-12	1.	0.000	0.000	9.	0.000	0.000	1.	0.00	6.17
12-13									
12-14									
12-15									
12-16									
12-17									
12-18									
12-19									
12-20									
12-21									
Sub-T	2.	0.000	0.000	1283.	0.000	0.000	205.	0.00	6.17
After	0.	0.000	0.000	0.	0.000	0.000	0.	0.00	0.00
Total	2.	0.000	0.000	1283.	0.000	0.000	205.	0.00	6.17
Cumulative		0.000	0.000	0.					
Ultimate		0.000	0.000	1283.					

-END- MO-YR	COMPANY FUTURE GROSS REVENUE Oil/Cond ------$-----	Plt. Products ------$-----	Gas -----$-----	Other -----$----	Total -----$----	PROD & ADV TAXES SEV TAX -----$-----	ADV TAX ------$----	REVENUE AFTER SEV & ADV -------$-------
12-07	0.	0.	149664.	0.	149664.	11225.	5236.	133202.
12-08	0.	0.	327584.	0.	327584.	24569.	11462.	291554.
12-09	0.	0.	290421.	0.	290421.	21782.	10161.	258478.
12-10	0.	0.	334155.	0.	334155.	25062.	11691.	297402.
12-11	0.	0.	155775.	0.	155775.	11683.	5450.	138642.
12-12	0.	0.	8979.	0.	8979.	673.	314.	7992.
12-13								
12-14								
12-15								
12-16								
12-17								
12-18								
12-19								
12-20								
12-21								
Sub-T	0.	0.	1266577.	0.	1266577.	94993.	44315.	1127269.
After	0.	0.	0.	0.	0.	0.	0.	0.
Total	0.	0.	1266577.	0.	1266577.	94993.	44315.	1127269.

-END- MO-YR	DEDUCTIONS Operating Costs ------$------	Development Costs ------$------	Abandonment Costs ------$------	Other ------$------	Total ------$------	FUTURE NET INCOME BEFORE INCOME TAXES Undiscounted Annual ------$------	Undiscounted Cumulative ------$------	Discounted @ 10.0% ------$------
12-07	2800.	300000.	0.	0.	302800.	-169598.	-169598.	-160166.
12-08	9600.	14000.	0.	0.	23600.	267954.	98356.	233507.
12-09	9600.	0.	0.	0.	9600.	248878.	347234.	195924.
12-10	9600.	0.	0.	0.	9600.	287802.	635036.	206067.
12-11	7600.	0.	0.	0.	7600.	131042.	766077.	86349.
12-12	800.	0.	0.	0.	800.	7192.	773269.	4435.
12-13								
12-14								
12-15								
12-16								
12-17								
12-18								
12-19								
12-20								
12-21								
Sub-T	40000.	314000.	0.	0.	354000.	773269.	773269.	566116.
After	0.	0.	0.	0.	0.	0.	773269.	0.
Total	40000.	314000.	0.	0.	354000.	773269.	773269.	566116.

SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT - PRELIMINARY

R.A. LENSER & ASSOCIATES
HOUSTON, TEXAS

GRAND SUMMARY
SARGENT SOUTH FIELD
POSSIBLE UNDEVELOPED RESERVES

TABLE 8

RESERVE TYPE
POSSIBLE UNDEVELOPED

	REVENUE INTERESTS				PRODUCT PRICES			FUTURE NET INCOME	
	Expense Interest	Oil/ Cond.	Plant Products	Gas	Oil/Cond. $/Bbl	Plt. Prod. $/Bbl	Gas $/Mcf	Discount Rate	Income M$
INITIAL								10.0000	4206.535
FINAL								15.0000	3008.440
								20.0000	2245.689
								25.0000	1732.406
								30.0000	1371.250
								35.0000	1107.834

-END- MO-YR	WELLS	ESTIMATED 8/8 THS PRODUCTION Oil/Cond ----MBbls---	Plant Prod. ----MBbls---	Gas ----MMCF--	COMPANY NET PRODUCTION Oil/Cond ---MBbls--	Plant Prod. ---MBbls--	Sales Gas ---MMCF--	AVERAGE PRICES Oil/Co -$/bbl-	Gas --$/MCF--
12-07	0.	0.000	0.000	0.	0.000	0.000	0.	0.00	0.00
12-08	0.	0.000	0.000	143.	0.000	0.000	23.	0.00	6.17
12-09	4.	0.000	0.000	1156.	0.000	0.000	185.	0.00	6.17
12-10	6.	0.000	0.000	1398.	0.000	0.000	224.	0.00	6.17
12-11	6.	0.000	0.000	945.	0.000	0.000	151.	0.00	6.17
12-12	6.	0.000	0.000	641.	0.000	0.000	103.	0.00	6.17
12-13	5.	0.000	0.000	456.	0.000	0.000	73.	0.00	6.17
12-14	5.	0.000	0.000	1306.	0.000	0.000	209.	0.00	6.17
12-15	5.	0.000	0.000	1051.	0.000	0.000	168.	0.00	6.17
12-16	5.	0.000	0.000	694.	0.000	0.000	111.	0.00	6.17
12-17	4.	0.000	0.000	456.	0.000	0.000	73.	0.00	6.17
12-18	4.	0.000	0.000	419.	0.000	0.000	67.	0.00	6.17
12-19	4.	0.000	0.000	657.	0.000	0.000	105.	0.00	6.17
12-20	3.	0.000	0.000	720.	0.000	0.000	115.	0.00	6.17
12-21	3.	0.000	0.000	502.	0.000	0.000	80.	0.00	6.17
Sub-T	4.	0.000	0.000	10546.	0.000	0.000	1687.	0.00	6.17
After	2.	0.000	0.000	2357.	0.000	0.000	377.	0.00	6.17
Total	3.	0.000	0.000	12903.	0.000	0.000	2064.	0.00	6.17
Cumulative		0.000	0.000	0.					
Ultimate		0.000	0.000	12903.					

-END- MO-YR	COMPANY FUTURE GROSS REVENUE Oil/Cond ------$-----	Plt. Products ------$-----	Gas -----$-----	Other -----$----	Total -----$----	PROD & ADV TAXES SEV TAX -----$-----	ADV TAX ------$----	REVENUE AFTER SEV & ADV -------$-------
12-07	0.	0.	0.	0.	0.	0.	0.	0.
12-08	0.	0.	141173.	0.	141173.	10588.	4939.	125645.
12-09	0.	0.	1141696.	0.	1141696.	85627.	39946.	1016123.
12-10	0.	0.	1380052.	0.	1380052.	103504.	48285.	1228262.
12-11	0.	0.	933275.	0.	933275.	69996.	32654.	830625.
12-12	0.	0.	633256.	0.	633256.	47494.	22156.	563605.
12-13	0.	0.	449906.	0.	449906.	33743.	15741.	400422.
12-14	0.	0.	1288795.	0.	1288795.	96660.	45093.	1147043.
12-15	0.	0.	1038007.	0.	1038007.	77851.	36318.	923838.
12-16	0.	0.	685432.	0.	685432.	51407.	23982.	610042.
12-17	0.	0.	450450.	0.	450450.	33784.	15760.	400906.
12-18	0.	0.	414014.	0.	414014.	31051.	14486.	368477.
12-19	0.	0.	648698.	0.	648698.	48652.	22697.	577349.
12-20	0.	0.	711057.	0.	711057.	53329.	24879.	632849.
12-21	0.	0.	495324.	0.	495324.	37149.	17330.	440845.
Sub-T	0.	0.	10411135.	0.	10411135.	780835.	364266.	9266033.
After	0.	0.	2326700.	0.	2326700.	174502.	81407.	2070790.
Total	0.	0.	12737834.	0.	12737834.	955337.	445673.	11336823.

-END- MO-YR	DEDUCTIONS Operating Costs ------$------	Development Costs ------$------	Abandonment Costs ------$------	Other ------$------	Total ------$------	FUTURE NET INCOME BEFORE INCOME TAXES Undiscounted Annual ------$------	Undiscounted Cumulative ------$------	Discounted @ 10.0% ------$------
12-07	0.	0.	0.	0.	0.	0.	0.	0.
12-08	2000.	330000.	0.	0.	332000.	-206355.	-206355.	-174622.
12-09	18400.	660000.	0.	0.	678400.	337723.	131369.	262619.
12-10	28800.	0.	0.	0.	28800.	1199462.	1330831.	862280.
12-11	28800.	0.	0.	0.	28800.	801825.	2132656.	524026.
12-12	28800.	14000.	0.	0.	42800.	520805.	2653461.	309786.
12-13	26000.	21000.	0.	0.	47000.	353422.	3006883.	189897.
12-14	24000.	0.	0.	0.	24000.	1123043.	4129926.	548306.
12-15	24000.	0.	0.	0.	24000.	899838.	5029765.	401679.
12-16	22400.	0.	0.	0.	22400.	587643.	5617408.	238648.
12-17	19200.	7000.	0.	0.	26200.	374706.	5992114.	138233.
12-18	19200.	14000.	0.	0.	33200.	335277.	6327390.	111523.
12-19	18000.	0.	0.	0.	18000.	559349.	6886740.	168912.
12-20	14400.	0.	0.	0.	14400.	618449.	7505188.	171368.
12-21	14400.	0.	0.	0.	14400.	426445.	7931633.	107425.
Sub-T	288400.	1046000.	0.	0.	1334400.	7931633.	7931633.	3860082.
After	82400.	14000.	0.	0.	96400.	1974390.	9906022.	346452.
Total	370800.	1060000.	0.	0.	1430800.	9906023.	9906022.	4206534.

SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT - PRELIMINARY

R.A.LENSER & ASSOCIATES
HOUSTON, TEXAS

SARGENT SOUTH FLD, MATAGORDA CO,
OPER: CENTURY RESOURCES
RESERVOIR: 6348',5808',5526',364
HAMILL & HAMILL LOC. 1 PSUD1

TABLE 9

RESERVE TYPE
POSSIBLE UNDEVELOPED

	REVENUE INTERESTS				PRODUCT PRICES		
	Expense Interest	Oil/ Cond.	Plant Products	Gas	Oil/Cond. $/Bbl	Plt. Prod. $/Bbl	Gas $/Mcf
INITIAL	0.2000000	0.0000000	0.0000000	0.1600000	0.00	0.00	6.17
FINAL	0.2000000	0.0000000	0.0000000	0.1600000	0.00	0.00	6.17

FUTURE NET INCOME	
Discount Rate	Income M$
10.0000	1037.789
15.0000	712.599
20.0000	519.202
25.0000	395.709
30.0000	312.077
35.0000	252.665

REMARKS

		ESTIMATED 8/8 THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES	
-END- MO-YR	WELLS	Oil/Cond ----MBbls---	Plant Prod. ----MBbls---	Gas ----MMCF--	Oil/Cond ---MBbls--	Plant Prod. ---MBbls--	Sales Gas ---MMCF--	Oil/Co -$/bbl-	Gas --$/MCF--
12-07	0.	0.000	0.000	0.	0.000	0.000	0.	0.00	0.00
12-08	1.	0.000	0.000	113.	0.000	0.000	18.	0.00	6.17
12-09	1.	0.000	0.000	272.	0.000	0.000	44.	0.00	6.17
12-10	1.	0.000	0.000	193.	0.000	0.000	31.	0.00	6.17
12-11	1.	0.000	0.000	138.	0.000	0.000	22.	0.00	6.17
12-12	1.	0.000	0.000	98.	0.000	0.000	16.	0.00	6.17
12-13	1.	0.000	0.000	94.	0.000	0.000	15.	0.00	6.17
12-14	1.	0.000	0.000	299.	0.000	0.000	48.	0.00	6.17
12-15	1.	0.000	0.000	217.	0.000	0.000	35.	0.00	6.17
12-16	1.	0.000	0.000	157.	0.000	0.000	25.	0.00	6.17
12-17	1.	0.000	0.000	114.	0.000	0.000	18.	0.00	6.17
12-18	1.	0.000	0.000	82.	0.000	0.000	13.	0.00	6.17
12-19	1.	0.000	0.000	198.	0.000	0.000	32.	0.00	6.17
12-20	1.	0.000	0.000	258.	0.000	0.000	41.	0.00	6.17
12-21	1.	0.000	0.000	183.	0.000	0.000	29.	0.00	6.17
Sub-T	1.	0.000	0.000	2416.	0.000	0.000	387.	0.00	6.17
After	1.	0.000	0.000	1129.	0.000	0.000	181.	0.00	6.17
Total	1.	0.000	0.000	3545.	0.000	0.000	567.	0.00	6.17
Cumulative		0.000	0.000	0.					
Ultimate		0.000	0.000	3545.					

	COMPANY FUTURE GROSS REVENUE					PROD & ADV TAXES		REVENUE
-END- MO-YR	Oil/Cond ------$-----	Plt. Products ------$-----	Gas -----$-----	Other -----$----	Total -----$----	SEV TAX -----$-----	ADV TAX ------$----	AFTER SEV & ADV -------$-------
12-07	0.	0.	0.	0.	0.	0.	0.	0.
12-08	0.	0.	111974.	0.	111974.	8398.	3918.	99658.
12-09	0.	0.	268716.	0.	268716.	20154.	9402.	239161.
12-10	0.	0.	191016.	0.	191016.	14326.	6683.	170007.
12-11	0.	0.	135784.	0.	135784.	10184.	4751.	120849.
12-12	0.	0.	96521.	0.	96521.	7239.	3377.	85905.
12-13	0.	0.	92966.	0.	92966.	6972.	3253.	82741.
12-14	0.	0.	295596.	0.	295596.	22170.	10342.	263084.
12-15	0.	0.	213945.	0.	213945.	16046.	7486.	190414.
12-16	0.	0.	154848.	0.	154848.	11614.	5418.	137816.
12-17	0.	0.	112075.	0.	112075.	8406.	3921.	99748.
12-18	0.	0.	81117.	0.	81117.	6084.	2838.	72195.
12-19	0.	0.	195160.	0.	195160.	14637.	6828.	173695.
12-20	0.	0.	254334.	0.	254334.	19075.	8899.	226360.
12-21	0.	0.	181142.	0.	181142.	13586.	6338.	161219.
Sub-T	0.	0.	2385195.	0.	2385195.	178890.	83454.	2122852.
After	0.	0.	1114428.	0.	1114428.	83582.	38992.	991855.
Total	0.	0.	3499624.	0.	3499624.	262472.	122445.	3114707.

	DEDUCTIONS					FUTURE NET INCOME BEFORE INCOME TAXES		
						Undiscounted		
-END- MO-YR	Operating Costs ------$------	Development Costs ------$------	Abandonment Costs ------$------	Other ------$------	Total ------$------	Annual ------$------	Cumulative ------$------	Discounted @ 10.0% ------$------
12-07	0.	0.	0.	0.	0.	0.	0.	0.
12-08	1600.	165000.	0.	0.	166600.	-66942.	-66942.	-58401.
12-09	4800.	0.	0.	0.	4800.	234361.	167419.	185249.
12-10	4800.	0.	0.	0.	4800.	165207.	332626.	118718.
12-11	4800.	0.	0.	0.	4800.	116049.	448675.	75814.
12-12	4800.	7000.	0.	0.	11800.	74105.	522780.	44188.
12-13	4800.	0.	0.	0.	4800.	77941.	600721.	41549.
12-14	4800.	0.	0.	0.	4800.	258284.	859005.	126748.
12-15	4800.	0.	0.	0.	4800.	185614.	1044619.	82807.
12-16	4800.	0.	0.	0.	4800.	133016.	1177635.	53949.
12-17	4800.	0.	0.	0.	4800.	94948.	1272583.	35009.
12-18	4800.	7000.	0.	0.	11800.	60395.	1332978.	20253.
12-19	4800.	0.	0.	0.	4800.	168895.	1501873.	50515.
12-20	4800.	0.	0.	0.	4800.	221560.	1723433.	61382.
12-21	4800.	0.	0.	0.	4800.	156419.	1879852.	39396.
Sub-T	64000.	179000.	0.	0.	243000.	1879852.	1879852.	877177.
After	38000.	7000.	0.	0.	45000.	946855.	2826707.	160613.
Total	102000.	186000.	0.	0.	288000.	2826707.	2826707.	1037789.

SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT - PRELIMINARY

R.A. LENSER & ASSOCIATES
HOUSTON, TEXAS

SARGENT SOUTH FLD, MATAGORDA CO.
OPER: CENTURY RESOURCES
RESERVOIR: 6348',5808',5526',364
HAMILL & HAMILL LOC. 2 PSUD1

TABLE 10

RESERVE TYPE
POSSIBLE UNDEVELOPED

	REVENUE INTERESTS				PRODUCT PRICES		
	Expense Interest	Oil/ Cond.	Plant Products	Gas	Oil/Cond. $/Bbl	Plt. Prod. $/Bbl	Gas $/Mcf
INITIAL	0.2000000	0.0000000	0.0000000	0.1600000	0.00	0.00	6.17
FINAL	0.2000000	0.0000000	0.0000000	0.1600000	0.00	0.00	6.17

REMARKS

--FUTURE NET INCOME--	
Discount Rate	Income M$
10.0000	997.678
15.0000	681.569
20.0000	493.093
25.0000	372.785
30.0000	291.505
35.0000	233.982

-END-		ESTIMATED 8/8 THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES	
MO-YR	WELLS	Oil/Cond ----MBbls---	Plant Prod. ----MBbls---	Gas ----MMCF--	Oil/Cond ---MBbls--	Plant Prod. ---MBbls--	Sales Gas ---MMCF--	Oil/Co -$/bbl-	Gas --$/MCF--
12-07	0.	0.000	0.000	0.	0.000	0.000	0.	0.00	0.00
12-08	1.	0.000	0.000	30.	0.000	0.000	5.	0.00	6.17
12-09	1.	0.000	0.000	296.	0.000	0.000	47.	0.00	6.17
12-10	1.	0.000	0.000	211.	0.000	0.000	34.	0.00	6.17
12-11	1.	0.000	0.000	150.	0.000	0.000	24.	0.00	6.17
12-12	1.	0.000	0.000	106.	0.000	0.000	17.	0.00	6.17
12-13	1.	0.000	0.000	76.	0.000	0.000	12.	0.00	6.17
12-14	1.	0.000	0.000	273.	0.000	0.000	44.	0.00	6.17
12-15	1.	0.000	0.000	235.	0.000	0.000	38.	0.00	6.17
12-16	1.	0.000	0.000	170.	0.000	0.000	27.	0.00	6.17
12-17	1.	0.000	0.000	123.	0.000	0.000	20.	0.00	6.17
12-18	1.	0.000	0.000	89.	0.000	0.000	14.	0.00	6.17
12-19	1.	0.000	0.000	136.	0.000	0.000	22.	0.00	6.17
12-20	1.	0.000	0.000	268.	0.000	0.000	43.	0.00	6.17
12-21	1.	0.000	0.000	180.	0.000	0.000	29.	0.00	6.17
Sub-T	1.	0.000	0.000	2344.	0.000	0.000	375.	0.00	6.17
After	1.	0.000	0.000	1067.	0.000	0.000	171.	0.00	6.17
Total	1.	0.000	0.000	3411.	0.000	0.000	546.	0.00	6.17
Cumulative		0.000	0.000	0.					
Ultimate		0.000	0.000	3411.					

-END-	COMPANY FUTURE GROSS REVENUE					PROD & ADV TAXES		REVENUE
MO-YR	Oil/Cond ------$-----	Plt. Products ------$-----	Gas -----$-----	Other -----$----	Total -----$----	SEV TAX -----$-----	ADV TAX ------$----	AFTER SEV & ADV -------$-------
12-07	0.	0.	0.	0.	0.	0.	0.	0.
12-08	0.	0.	29199.	0.	29199.	2190.	1022.	25987.
12-09	0.	0.	292651.	0.	292651.	21949.	10239.	260463.
12-10	0.	0.	208030.	0.	208030.	15602.	7279.	185149.
12-11	0.	0.	147878.	0.	147878.	11091.	5174.	131613.
12-12	0.	0.	105119.	0.	105119.	7884.	3678.	93557.
12-13	0.	0.	74723.	0.	74723.	5604.	2614.	66505.
12-14	0.	0.	269779.	0.	269779.	20233.	9439.	240106.
12-15	0.	0.	231954.	0.	231954.	17397.	8116.	206442.
12-16	0.	0.	167882.	0.	167882.	12591.	5874.	149417.
12-17	0.	0.	121509.	0.	121509.	9113.	4251.	108144.
12-18	0.	0.	87945.	0.	87945.	6596.	3077.	78272.
12-19	0.	0.	134163.	0.	134163.	10062.	4694.	119407.
12-20	0.	0.	265040.	0.	265040.	19878.	9273.	235888.
12-21	0.	0.	177661.	0.	177661.	13325.	6216.	158121.
Sub-T	0.	0.	2313532.	0.	2313532.	173515.	80946.	2059071.
After	0.	0.	1053806.	0.	1053806.	79035.	36871.	937900.
Total	0.	0.	3367338.	0.	3367338.	252550.	117817.	2996971.

-END-	DEDUCTIONS					FUTURE NET INCOME BEFORE INCOME TAXES		
MO-YR	Operating Costs ------$------	Development Costs ------$------	Abandonment Costs ------$------	Other ------$------	Total ------$------	Undiscounted Annual ------$------	Undiscounted Cumulative ------$------	Discounted @ 10.0% ------$------
12-07	0.	0.	0.	0.	0.	0.	0.	0.
12-08	400.	165000.	0.	0.	165400.	-139413.	-139413.	-116220.
12-09	4800.	0.	0.	0.	4800.	255663.	116250.	202086.
12-10	4800.	0.	0.	0.	4800.	180349.	296599.	129599.
12-11	4800.	0.	0.	0.	4800.	126813.	423412.	82846.
12-12	4800.	0.	0.	0.	4800.	88757.	512169.	52715.
12-13	4800.	7000.	0.	0.	11800.	54705.	566874.	29429.
12-14	4800.	0.	0.	0.	4800.	235306.	802180.	114641.
12-15	4800.	0.	0.	0.	4800.	201642.	1003822.	89957.
12-16	4800.	0.	0.	0.	4800.	144617.	1148439.	58653.
12-17	4800.	0.	0.	0.	4800.	103344.	1251783.	38105.
12-18	4800.	7000.	0.	0.	11800.	66472.	1318255.	22345.
12-19	4800.	0.	0.	0.	4800.	114607.	1432862.	34202.
12-20	4800.	0.	0.	0.	4800.	231088.	1663950.	64052.
12-21	4800.	0.	0.	0.	4800.	153321.	1817271.	38635.
Sub-T	62800.	179000.	0.	0.	241800.	1817271.	1817271.	841045.
After	35200.	7000.	0.	0.	42200.	895700.	2712971.	156634.
Total	98000.	186000.	0.	0.	284000.	2712971.	2712971.	997678.

SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT - PRELIMINARY

R.A. LENSER & ASSOCIATES
HOUSTON, TEXAS

SARGENT SOUTH FLD, MATAGORDA CO,
OPER: CENTURY RESOURCES
RESERVOIR: 5808',5526'
HAMILL & HAMILL LOC. 3 PSUD1

TABLE 11

RESERVE TYPE
POSSIBLE UNDEVELOPED

	REVENUE INTERESTS				PRODUCT PRICES		
	Expense Interest	Oil/ Cond.	Plant Products	Gas	Oil/Cond. $/Bbl	Plt. Prod. $/Bbl	Gas $/Mcf
INITIAL	0.2000000	0.0000000	0.0000000	0.1600000	0.00	0.00	6.17
FINAL	0.2000000	0.0000000	0.0000000	0.1600000	0.00	0.00	6.17

REMARKS

FUTURE NET INCOME Discount Rate	Income M$
10.0000	689.728
15.0000	517.454
20.0000	397.478
25.0000	311.662
30.0000	248.791
35.0000	201.728

		ESTIMATED 8/8 THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES	
-END- MO-YR	WELLS	Oil/Cond ----MBbls---	Plant Prod. ----MBbls---	Gas ----MMCF--	Oil/Cond ---MBbls--	Plant Prod. ---MBbls--	Sales Gas ---MMCF--	Oil/Co -$/bbl-	Gas --$/MCF--
12-07	0.	0.000	0.000	0.	0.000	0.000	0.	0.00	0.00
12-08	0.	0.000	0.000	0.	0.000	0.000	0.	0.00	0.00
12-09	1.	0.000	0.000	257.	0.000	0.000	41.	0.00	6.17
12-10	1.	0.000	0.000	219.	0.000	0.000	35.	0.00	6.17
12-11	1.	0.000	0.000	150.	0.000	0.000	24.	0.00	6.17
12-12	1.	0.000	0.000	102.	0.000	0.000	16.	0.00	6.17
12-13	1.	0.000	0.000	95.	0.000	0.000	15.	0.00	6.17
12-14	1.	0.000	0.000	302.	0.000	0.000	48.	0.00	6.17
12-15	1.	0.000	0.000	223.	0.000	0.000	36.	0.00	6.17
12-16	1.	0.000	0.000	164.	0.000	0.000	26.	0.00	6.17
12-17	1.	0.000	0.000	121.	0.000	0.000	19.	0.00	6.17
12-18	1.	0.000	0.000	89.	0.000	0.000	14.	0.00	6.17
12-19	1.	0.000	0.000	51.	0.000	0.000	8.	0.00	6.17
12-20									
12-21									
Sub-T	1.	0.000	0.000	1772.	0.000	0.000	284.	0.00	6.17
After	0.	0.000	0.000	0.	0.000	0.000	0.	0.00	0.00
Total	1.	0.000	0.000	1772.	0.000	0.000	284.	0.00	6.17
Cumulative		0.000	0.000	0.					
Ultimate		0.000	0.000	1772.					

	COMPANY FUTURE GROSS REVENUE					PROD & ADV TAXES		REVENUE
-END- MO-YR	Oil/Cond ------$-----	Plt. Products ------$-----	Gas -----$-----	Other -----$----	Total -----$----	SEV TAX -----$-----	ADV TAX ------$----	AFTER SEV & ADV -------$-------
12-07	0.	0.	0.	0.	0.	0.	0.	0.
12-08	0.	0.	0.	0.	0.	0.	0.	0.
12-09	0.	0.	253971.	0.	253971.	19048.	8886.	226037.
12-10	0.	0.	215755.	0.	215755.	16182.	7549.	192024.
12-11	0.	0.	147725.	0.	147725.	11079.	5169.	131477.
12-12	0.	0.	101146.	0.	101146.	7586.	3539.	90021.
12-13	0.	0.	93673.	0.	93673.	7025.	3277.	83370.
12-14	0.	0.	298435.	0.	298435.	22383.	10442.	265611.
12-15	0.	0.	219736.	0.	219736.	16480.	7688.	195568.
12-16	0.	0.	161791.	0.	161791.	12134.	5661.	143996.
12-17	0.	0.	119126.	0.	119126.	8934.	4168.	106024.
12-18	0.	0.	87712.	0.	87712.	6578.	3069.	78065.
12-19	0.	0.	50240.	0.	50240.	3768.	1758.	44714.
12-20								
12-21								
Sub-T	0.	0.	1749311.	0.	1749311.	131198.	61205.	1556908.
After	0.	0.	0.	0.	0.	0.	0.	0.
Total	0.	0.	1749311.	0.	1749311.	131198.	61205.	1556908.

	DEDUCTIONS					FUTURE NET INCOME BEFORE INCOME TAXES		
-END- MO-YR	Operating Costs ------$------	Development Costs ------$------	Abandonment Costs ------$------	Other ------$------	Total ------$------	Undiscounted Annual ------$------	Undiscounted Cumulative ------$------	Discounted @ 10.0% ------$------
12-07	0.	0.	0.	0.	0.	0.	0.	0.
12-08	0.	0.	0.	0.	0.	0.	0.	0.
12-09	4000.	165000.	0.	0.	169000.	57037.	57037.	39774.
12-10	4800.	0.	0.	0.	4800.	187224.	244261.	134579.
12-11	4800.	0.	0.	0.	4800.	126677.	370939.	82782.
12-12	4800.	7000.	0.	0.	11800.	78221.	449160.	46648.
12-13	4800.	0.	0.	0.	4800.	78570.	527730.	41897.
12-14	4800.	0.	0.	0.	4800.	260811.	788540.	127970.
12-15	4800.	0.	0.	0.	4800.	190768.	979308.	85095.
12-16	4800.	0.	0.	0.	4800.	139196.	1118504.	56447.
12-17	4800.	0.	0.	0.	4800.	101224.	1219728.	37318.
12-18	4800.	0.	0.	0.	4800.	73265.	1292993.	24556.
12-19	3600.	0.	0.	0.	3600.	41114.	1334108.	12662.
12-20								
12-21								
Sub-T	50800.	172000.	0.	0.	222800.	1334108.	1334108.	689728.
After	0.	0.	0.	0.	0.	0.	1334108.	0.
Total	50800.	172000.	0.	0.	222800.	1334108.	1334108.	689728.

SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT - PRELIMINARY

R.A. LENSER & ASSOCIATES
HOUSTON, TEXAS

SARGENT SOUTH FLD, MATAGORDA CO,
OPER: CENTURY RESOURCES
RESERVOIR: 6348',5808'
HAMILL & HAMILL LOC. 4 PSUD1

TABLE 12

RESERVE TYPE
POSSIBLE UNDEVELOPED

	REVENUE INTERESTS				PRODUCT PRICES			FUTURE NET INCOME	
	Expense Interest	Oil/ Cond.	Plant Products	Gas	Oil/Cond. $/Bbl	Plt. Prod. $/Bbl	Gas $/Mcf	Discount Rate	Income M$
INITIAL	0.2000000	0.0000000	0.0000000	0.1600000	0.00	0.00	6.17	10.0000	490.269
FINAL	0.2000000	0.0000000	0.0000000	0.1600000	0.00	0.00	6.17	15.0000	381.577
								20.0000	301.909
REMARKS								25.0000	242.375
								30.0000	197.103
								35.0000	162.128

		ESTIMATED 8/8 THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES	
-END- MO-YR	WELLS	Oil/Cond ----MBbls---	Plant Prod. ----MBbls---	Gas ----MMCF--	Oil/Cond ---MBbls--	Plant Prod. ---MBbls--	Sales Gas ---MMCF--	Oil/Co -$/bbl-	Gas --$/MCF--
12-07	0.	0.000	0.000	0.	0.000	0.000	0.	0.00	0.00
12-08	0.	0.000	0.000	0.	0.000	0.000	0.	0.00	0.00
12-09	1.	0.000	0.000	188.	0.000	0.000	30.	0.00	6.17
12-10	1.	0.000	0.000	240.	0.000	0.000	38.	0.00	6.17
12-11	1.	0.000	0.000	165.	0.000	0.000	26.	0.00	6.17
12-12	1.	0.000	0.000	113.	0.000	0.000	18.	0.00	6.17
12-13	1.	0.000	0.000	77.	0.000	0.000	12.	0.00	6.17
12-14	1.	0.000	0.000	236.	0.000	0.000	38.	0.00	6.17
12-15	1.	0.000	0.000	142.	0.000	0.000	23.	0.00	6.17
12-16	1.	0.000	0.000	51.	0.000	0.000	8.	0.00	6.17
12-17									
12-18									
12-19									
12-20									
12-21									
Sub-T	1.	0.000	0.000	1212.	0.000	0.000	194.	0.00	6.17
After	0.	0.000	0.000	0.	0.000	0.000	0.	0.00	0.00
Total	1.	0.000	0.000	1212.	0.000	0.000	194.	0.00	6.17
Cumulative		0.000	0.000	0.					
Ultimate		0.000	0.000	1212.					

	COMPANY FUTURE GROSS REVENUE					PROD & ADV TAXES		REVENUE
-END- MO-YR	Oil/Cond ------$-----	Plt. Products ------$-----	Gas -----$-----	Other -----$----	Total -----$----	SEV TAX -----$-----	ADV TAX ------$----	AFTER SEV & ADV -------$-------
12-07	0.	0.	0.	0.	0.	0.	0.	0.
12-08	0.	0.	0.	0.	0.	0.	0.	0.
12-09	0.	0.	186006.	0.	186006.	13950.	6508.	165547.
12-10	0.	0.	237185.	0.	237185.	17789.	8299.	211097.
12-11	0.	0.	162398.	0.	162398.	12180.	5682.	144536.
12-12	0.	0.	111193.	0.	111193.	8339.	3890.	98963.
12-13	0.	0.	76133.	0.	76133.	5710.	2664.	67759.
12-14	0.	0.	233299.	0.	233299.	17497.	8163.	207639.
12-15	0.	0.	140051.	0.	140051.	10504.	4900.	124647.
12-16	0.	0.	50222.	0.	50222.	3767.	1757.	44698.
12-17								
12-18								
12-19								
12-20								
12-21								
Sub-T	0.	0.	1196486.	0.	1196486.	89736.	41863.	1064887.
After	0.	0.	0.	0.	0.	0.	0.	0.
Total	0.	0.	1196486.	0.	1196486.	89736.	41863.	1064887.

	DEDUCTIONS					FUTURE NET INCOME BEFORE INCOME TAXES		
-END- MO-YR	Operating Costs ------$------	Development Costs ------$------	Abandonment Costs ------$------	Other ------$------	Total ------$------	Undiscounted Annual ------$------	Undiscounted Cumulative ------$------	Discounted @ 10.0% ------$------
12-07	0.	0.	0.	0.	0.	0.	0.	0.
12-08	0.	0.	0.	0.	0.	0.	0.	0.
12-09	2800.	165000.	0.	0.	167800.	-2252.	-2252.	-5189.
12-10	4800.	0.	0.	0.	4800.	206297.	204045.	148288.
12-11	4800.	0.	0.	0.	4800.	139736.	343781.	91315.
12-12	4800.	0.	0.	0.	4800.	94163.	437944.	55942.
12-13	4800.	7000.	0.	0.	11800.	55959.	493903.	30117.
12-14	4800.	0.	0.	0.	4800.	202839.	696742.	99053.
12-15	4800.	0.	0.	0.	4800.	119847.	816589.	53638.
12-16	3200.	0.	0.	0.	3200.	41498.	858087.	17104.
12-17								
12-18								
12-19								
12-20								
12-21								
Sub-T	34800.	172000.	0.	0.	206800.	858087.	858087.	490269.
After	0.	0.	0.	0.	0.	0.	858087.	0.
Total	34800.	172000.	0.	0.	206800.	858087.	858087.	490269.

SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT - PRELIMINARY

R.A.LENSER & ASSOCIATES
HOUSTON, TEXAS

SARGENT SOUTH FLD, MATAGORDA CO,
OPER: CENTURY RESOURCES
RESERVOIR: 6348',5808',5526'
HAMILL & HAMILL LOC. 5 PSUD1

TABLE 13

RESERVE TYPE
POSSIBLE UNDEVELOPED

	REVENUE INTERESTS				PRODUCT PRICES		
	Expense Interest	Oil/ Cond.	Plant Products	Gas	Oil/Cond. $/Bbl	Plt. Prod. $/Bbl	Gas $/Mcf
INITIAL	0.2000000	0.0000000	0.0000000	0.1600000	0.00	0.00	6.17
FINAL	0.2000000	0.0000000	0.0000000	0.1600000	0.00	0.00	6.17

REMARKS

FUTURE NET INCOME	
Discount Rate	Income M$
10.0000	779.490
15.0000	543.988
20.0000	394.148
25.0000	294.724
30.0000	226.268
35.0000	177.584

		ESTIMATED 8/8 THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES	
-END- MO-YR	WELLS	Oil/Cond ----MBbls---	Plant Prod. ----MBbls---	Gas ----MMCF--	Oil/Cond ---MBbls--	Plant Prod. ---MBbls--	Sales Gas ---MMCF--	Oil/Co -$/bbl-	Gas --$/MCF--
12-07	0.	0.000	0.000	0.	0.000	0.000	0.	0.00	0.00
12-08	0.	0.000	0.000	0.	0.000	0.000	0.	0.00	0.00
12-09	1.	0.000	0.000	113.	0.000	0.000	18.	0.00	6.17
12-10	1.	0.000	0.000	265.	0.000	0.000	42.	0.00	6.17
12-11	1.	0.000	0.000	182.	0.000	0.000	29.	0.00	6.17
12-12	1.	0.000	0.000	125.	0.000	0.000	20.	0.00	6.17
12-13	1.	0.000	0.000	86.	0.000	0.000	14.	0.00	6.17
12-14	1.	0.000	0.000	194.	0.000	0.000	31.	0.00	6.17
12-15	1.	0.000	0.000	235.	0.000	0.000	38.	0.00	6.17
12-16	1.	0.000	0.000	153.	0.000	0.000	24.	0.00	6.17
12-17	1.	0.000	0.000	99.	0.000	0.000	16.	0.00	6.17
12-18	1.	0.000	0.000	159.	0.000	0.000	25.	0.00	6.17
12-19	1.	0.000	0.000	273.	0.000	0.000	44.	0.00	6.17
12-20	1.	0.000	0.000	194.	0.000	0.000	31.	0.00	6.17
12-21	1.	0.000	0.000	138.	0.000	0.000	22.	0.00	6.17
Sub-T	1.	0.000	0.000	2216.	0.000	0.000	355.	0.00	6.17
After	1.	0.000	0.000	161.	0.000	0.000	26.	0.00	6.17
Total	1.	0.000	0.000	2377.	0.000	0.000	380.	0.00	6.17
Cumulative		0.000	0.000	0.					
Ultimate		0.000	0.000	2377.					

	COMPANY FUTURE GROSS REVENUE					PROD & ADV TAXES		REVENUE
-END- MO-YR	Oil/Cond ------$-----	Plt. Products ------$-----	Gas -----$-----	Other -----$----	Total -----$----	SEV TAX -----$-----	ADV TAX ------$----	AFTER SEV & ADV -------$-------
12-07	0.	0.	0.	0.	0.	0.	0.	0.
12-08	0.	0.	0.	0.	0.	0.	0.	0.
12-09	0.	0.	111359.	0.	111359.	8352.	3896.	99111.
12-10	0.	0.	261537.	0.	261537.	19615.	9151.	232771.
12-11	0.	0.	179751.	0.	179751.	13481.	6289.	159981.
12-12	0.	0.	123541.	0.	123541.	9266.	4322.	109953.
12-13	0.	0.	84908.	0.	84908.	6368.	2971.	75570.
12-14	0.	0.	191686.	0.	191686.	14376.	6707.	170603.
12-15	0.	0.	232320.	0.	232320.	17424.	8128.	206768.
12-16	0.	0.	150689.	0.	150689.	11302.	5272.	134115.
12-17	0.	0.	97741.	0.	97741.	7331.	3420.	86990.
12-18	0.	0.	157240.	0.	157240.	11793.	5502.	139945.
12-19	0.	0.	269134.	0.	269134.	20185.	9416.	239533.
12-20	0.	0.	191683.	0.	191683.	14376.	6707.	170600.
12-21	0.	0.	136521.	0.	136521.	10239.	4777.	121505.
Sub-T	0.	0.	2188110.	0.	2188110.	164108.	76558.	1947444.
After	0.	0.	158465.	0.	158465.	11885.	5544.	141035.
Total	0.	0.	2346575.	0.	2346575.	175993.	82102.	2088479.

	DEDUCTIONS					FUTURE NET INCOME BEFORE INCOME TAXES		
						Undiscounted		
-END- MO-YR	Operating Costs ------$------	Development Costs ------$------	Abandonment Costs ------$------	Other ------$------	Total ------$------	Annual ------$------	Cumulative ------$------	Discounted @ 10.0% ------$------
12-07	0.	0.	0.	0.	0.	0.	0.	0.
12-08	0.	0.	0.	0.	0.	0.	0.	0.
12-09	1600.	165000.	0.	0.	166600.	-67489.	-67489.	-53508.
12-10	4800.	0.	0.	0.	4800.	227971.	160482.	163861.
12-11	4800.	0.	0.	0.	4800.	155181.	315662.	101404.
12-12	4800.	0.	0.	0.	4800.	105153.	420815.	62469.
12-13	4800.	7000.	0.	0.	11800.	63770.	484585.	34455.
12-14	4800.	0.	0.	0.	4800.	165803.	650388.	79894.
12-15	4800.	0.	0.	0.	4800.	201968.	852356.	90182.
12-16	4800.	0.	0.	0.	4800.	129315.	981671.	52494.
12-17	4800.	7000.	0.	0.	11800.	75190.	1056861.	27801.
12-18	4800.	0.	0.	0.	4800.	135145.	1192006.	44369.
12-19	4800.	0.	0.	0.	4800.	234733.	1426739.	71534.
12-20	4800.	0.	0.	0.	4800.	165800.	1592539.	45935.
12-21	4800.	0.	0.	0.	4800.	116705.	1709244.	29394.
Sub-T	59200.	179000.	0.	0.	238200.	1709244.	1709244.	750284.
After	9200.	0.	0.	0.	9200.	131835.	1841079.	29206.
Total	68400.	179000.	0.	0.	247400.	1841079.	1841079.	779490.

SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT - PRELIMINARY

R.A. LENSER & ASSOCIATES
HOUSTON, TEXAS

SARGENT SOUTH FLD, MATAGORDA CO,
OPER: CENTURY RESOURCES
RESERVOIR: 6348'
HAMILL & HAMILL LOC. 6 PSUD1

TABLE 14

RESERVE TYPE
POSSIBLE UNDEVELOPED

	REVENUE INTERESTS Expense Interest	Oil/ Cond.	Plant Products	Gas	PRODUCT PRICES Oil/Cond. $/Bbl	Plt. Prod. $/Bbl	Gas $/Mcf	FUTURE NET INCOME Discount Rate	Income M$
INITIAL	0.2000000	0.0000000	0.0000000	0.1600000	0.00	0.00	6.17	10.0000	211.580
FINAL	0.2000000	0.0000000	0.0000000	0.1600000	0.00	0.00	6.17	15.0000	171.254
								20.0000	139.860
REMARKS								25.0000	115.149
								30.0000	95.506
								35.0000	79.747

-END- MO-YR	WELLS	ESTIMATED 8/8 THS PRODUCTION Oil/Cond ----MBbls---	Plant Prod. ----MBbls---	Gas ----MMCF--	COMPANY NET PRODUCTION Oil/Cond ---MBbls--	Plant Prod. ---MBbls--	Sales Gas ---MMCF--	AVERAGE PRICES Oil/Co -$/bbl-	Gas --$/MCF--
12-07	0.	0.000	0.000	0.	0.000	0.000	0.	0.00	0.00
12-08	0.	0.000	0.000	0.	0.000	0.000	0.	0.00	0.00
12-09	1.	0.000	0.000	29.	0.000	0.000	5.	0.00	6.17
12-10	1.	0.000	0.000	270.	0.000	0.000	43.	0.00	6.17
12-11	1.	0.000	0.000	162.	0.000	0.000	26.	0.00	6.17
12-12	1.	0.000	0.000	97.	0.000	0.000	16.	0.00	6.17
12-13	1.	0.000	0.000	28.	0.000	0.000	4.	0.00	6.17
12-14									
12-15									
12-16									
12-17									
12-18									
12-19									
12-20									
12-21									
Sub-T	1.	0.000	0.000	586.	0.000	0.000	94.	0.00	6.17
After	0.	0.000	0.000	0.	0.000	0.000	0.	0.00	0.00
Total	1.	0.000	0.000	586.	0.000	0.000	94.	0.00	6.17
Cumulative		0.000	0.000	0.					
Ultimate		0.000	0.000	586.					

-END- MO-YR	COMPANY FUTURE GROSS REVENUE Oil/Cond ------$-----	Plt. Products ------$-----	Gas -----$-----	Other -----$----	Total -----$----	PROD & ADV TAXES SEV TAX -----$-----	ADV TAX ------$----	REVENUE AFTER SEV & ADV -------$-------
12-07	0.	0.	0.	0.	0.	0.	0.	0.
12-08	0.	0.	0.	0.	0.	0.	0.	0.
12-09	0.	0.	28993.	0.	28993.	2174.	1014.	25804.
12-10	0.	0.	266529.	0.	266529.	19990.	9325.	237214.
12-11	0.	0.	159738.	0.	159738.	11980.	5589.	142169.
12-12	0.	0.	95736.	0.	95736.	7180.	3350.	85206.
12-13	0.	0.	27503.	0.	27503.	2063.	962.	24478.
12-14								
12-15								
12-16								
12-17								
12-18								
12-19								
12-20								
12-21								
Sub-T	0.	0.	578499.	0.	578499.	43387.	20241.	514871.
After	0.	0.	0.	0.	0.	0.	0.	0.
Total	0.	0.	578499.	0.	578499.	43387.	20241.	514871.

-END- MO-YR	DEDUCTIONS Operating Costs ------$------	Development Costs ------$------	Abandonment Costs ------$------	Other ------$------	Total ------$------	FUTURE NET INCOME BEFORE INCOME TAXES Undiscounted Annual ------$------	Undiscounted Cumulative ------$------	Discounted @ 10.0% ------$------
12-07	0.	0.	0.	0.	0.	0.	0.	0.
12-08	0.	0.	0.	0.	0.	0.	0.	0.
12-09	400.	165000.	0.	0.	165400.	-139596.	-139596.	-105793.
12-10	4800.	0.	0.	0.	4800.	232414.	92818.	167236.
12-11	4800.	0.	0.	0.	4800.	137369.	230187.	89865.
12-12	4800.	0.	0.	0.	4800.	80406.	310593.	47823.
12-13	2000.	0.	0.	0.	2000.	22478.	333071.	12449.
12-14								
12-15								
12-16								
12-17								
12-18								
12-19								
12-20								
12-21								
Sub-T	16800.	165000.	0.	0.	181800.	333071.	333071.	211580.
After	0.	0.	0.	0.	0.	0.	333071.	0.
Total	16800.	165000.	0.	0.	181800.	333071.	333071.	211580.

SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT - PRELIMINARY

R.A.LENSER & ASSOCIATES
HOUSTON, TEXAS

SARGENT SOUTH FLD, MATAGORDA CO,
OPER: CENTURY RES INC
RESERVOIR: MIOCENE 5944-5946
HAMILL & HAMILL NO. 02

TABLE 15

RESERVE TYPE
PROVED PRODUCING

	REVENUE INTERESTS				PRODUCT PRICES			FUTURE NET INCOME	
	Expense Interest	Oil/ Cond.	Plant Products	Gas	Oil/Cond. $/Bbl	Plt. Prod. $/Bbl	Gas $/Mcf	Discount Rate	Income M$
INITIAL	0.2000000	0.0000000	0.0000000	0.1600000	0.00	0.00	6.17	10.0000	42.304
FINAL	0.2000000	0.0000000	0.0000000	0.1600000	0.00	0.00	6.17	15.0000	41.363
								20.0000	40.496
REMARKS								25.0000	39.694
								30.0000	38.950
								35.0000	38.256

		ESTIMATED 8/8 THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES	
-END- MO-YR	WELLS	Oil/Cond ----MBbls---	Plant Prod. ----MBbls---	Gas ----MMCF--	Oil/Cond ---MBbls--	Plant Prod. ---MBbls--	Sales Gas ---MMCF--	Oil/Co -$/bbl-	Gas --$/MCF--
12-07	1.	0.000	0.000	42.	0.000	0.000	7.	0.00	6.17
12-08	1.	0.000	0.000	10.	0.000	0.000	2.	0.00	6.17
12-09	1.	0.000	0.000	1.	0.000	0.000	0.	0.00	6.17
12-10									
12-11									
12-12									
12-13									
12-14									
12-15									
12-16									
12-17									
12-18									
12-19									
12-20									
12-21									
Sub-T	1.	0.000	0.000	53.	0.000	0.000	9.	0.00	6.17
After	0.	0.000	0.000	0.	0.000	0.000	0.	0.00	0.00
Total	1.	0.000	0.000	53.	0.000	0.000	9.	0.00	6.17
Cumulative		0.000	0.000	283.					
Ultimate		0.000	0.000	336.					

	COMPANY FUTURE GROSS REVENUE					PROD & ADV TAXES		REVENUE
-END- MO-YR	Oil/Cond ------$-----	Plt. Products ------$-----	Gas -----$-----	Other -----$----	Total -----$----	SEV TAX -----$-----	ADV TAX ------$----	AFTER SEV & ADV -------$-------
12-07	0.	0.	41941.	0.	41941.	0.	1586.	40355.
12-08	0.	0.	9920.	0.	9920.	0.	375.	9545.
12-09	0.	0.	930.	0.	930.	0.	35.	895.
12-10								
12-11								
12-12								
12-13								
12-14								
12-15								
12-16								
12-17								
12-18								
12-19								
12-20								
12-21								
Sub-T	0.	0.	52792.	0.	52792.	0.	1997.	50795.
After	0.	0.	0.	0.	0.	0.	0.	0.
Total	0.	0.	52792.	0.	52792.	0.	1997.	50795.

	DEDUCTIONS					FUTURE NET INCOME BEFORE INCOME TAXES		
						Undiscounted		
-END- MO-YR	Operating Costs ------$------	Development Costs ------$------	Abandonment Costs ------$------	Other ------$------	Total ------$------	Annual ------$------	Cumulative ------$------	Discounted @ 10.0% ------$------
12-07	2820.	0.	0.	0.	2820.	37535.	37535.	36226.
12-08	2820.	0.	0.	0.	2820.	6725.	44260.	5923.
12-09	705.	0.	0.	0.	705.	190.	44450.	156.
12-10								
12-11								
12-12								
12-13								
12-14								
12-15								
12-16								
12-17								
12-18								
12-19								
12-20								
12-21								
Sub-T	6345.	0.	0.	0.	6345.	44450.	44450.	42304.
After	0.	0.	0.	0.	0.	0.	44450.	0.
Total	6345.	0.	0.	0.	6345.	44450.	44450.	42304.

SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT - PRELIMINARY

R.A.LENSER & ASSOCIATES
HOUSTON, TEXAS

SARGENT SOUTH , MATAGORDA CTY, T
OPER: CENTURY RES INC
RESERVOIR: MIOCENE 3270-3273
HAMILL & HAMILL NO. 10

TABLE 16

RESERVE TYPE
PROVED PRODUCING

	REVENUE INTERESTS				PRODUCT PRICES		
	Expense Interest	Oil/ Cond.	Plant Products	Gas	Oil/Cond. $/Bbl	Plt. Prod. $/Bbl	Gas $/Mcf
INITIAL	0.0000000	0.0000000	0.0000000	0.0000000	0.00	0.00	0.00
FINAL	0.0000000	0.0000000	0.0000000	0.0000000	0.00	0.00	0.00

FUTURE NET INCOME	
Discount Rate	Income M$
10.0000	0.000
15.0000	0.000
20.0000	0.000
25.0000	0.000
30.0000	0.000
35.0000	0.000

REMARKS NO RESERVES ASSIGNED 01/2007

		ESTIMATED 8/8 THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES	
-END- MO-YR	WELLS	Oil/Cond ----MBbls---	Plant Prod. ----MBbls---	Gas ----MMCF--	Oil/Cond ---MBbls--	Plant Prod. ---MBbls--	Sales Gas ---MMCF--	Oil/Co -$/bbl-	Gas --$/MCF--
12-07	1.	0.000	0.000	0.	0.000	0.000	0.	0.00	0.00
12-08									
12-09									
12-10									
12-11									
12-12									
12-13									
12-14									
12-15									
12-16									
12-17									
12-18									
12-19									
12-20									
12-21									
Sub-T	1.	0.000	0.000	0.	0.000	0.000	0.	0.00	0.00
After	0.	0.000	0.000	0.	0.000	0.000	0.	0.00	0.00
Total	1.	0.000	0.000	0.	0.000	0.000	0.	0.00	0.00
Cumulative		0.000	0.000	0.					
Ultimate		0.000	0.000	0.					

	COMPANY FUTURE GROSS REVENUE					PROD & ADV TAXES		REVENUE
-END- MO-YR	Oil/Cond ------$-----	Plt. Products ------$-----	Gas -----$-----	Other -----$----	Total -----$----	SEV TAX -----$-----	ADV TAX ------$----	AFTER SEV & ADV -------$-------
12-07	0.	0.	0.	0.	0.	0.	0.	0.
12-08								
12-09								
12-10								
12-11								
12-12								
12-13								
12-14								
12-15								
12-16								
12-17								
12-18								
12-19								
12-20								
12-21								
Sub-T	0.	0.	0.	0.	0.	0.	0.	0.
After	0.	0.	0.	0.	0.	0.	0.	0.
Total	0.	0.	0.	0.	0.	0.	0.	0.

	DEDUCTIONS					FUTURE NET INCOME BEFORE INCOME TAXES		
-END- MO-YR	Operating Costs ------$------	Development Costs ------$------	Abandonment Costs ------$------	Other ------$------	Total ------$------	Undiscounted Annual ------$------	Undiscounted Cumulative ------$------	Discounted @ 10.0% ------$------
12-07	0.	0.	0.	0.	0.	0.	0.	0.
12-08								
12-09								
12-10								
12-11								
12-12								
12-13								
12-14								
12-15								
12-16								
12-17								
12-18								
12-19								
12-20								
12-21								
Sub-T	0.	0.	0.	0.	0.	0.	0.	0.
After	0.	0.	0.	0.	0.	0.	0.	0.
Total	0.	0.	0.	0.	0.	0.	0.	0.

SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT - PRELIMINARY

R.A.LENSER & ASSOCIATES
HOUSTON, TEXAS

SARGENT SOUTH FLD, MATAGORDA CO,
OPER: CENTURY RES INC
RESERVOIR: MIOCENE 3435
HAMILL & HAMILL NO. 10

TABLE 17

RESERVE TYPE
PROVED PRODUCING

	REVENUE INTERESTS				PRODUCT PRICES		
	Expense Interest	Oil/ Cond.	Plant Products	Gas	Oil/Cond. $/Bbl	Plt. Prod. $/Bbl	Gas $/Mcf
INITIAL	0.2000000	0.0000000	0.0000000	0.1600000	0.00	0.00	6.17
FINAL	0.2000000	0.0000000	0.0000000	0.1600000	0.00	0.00	6.17

REMARKS

FUTURE NET INCOME Discount Rate	Income M$
10.0000	44.686
15.0000	43.807
20.0000	42.994
25.0000	42.239
30.0000	41.536
35.0000	40.878

-END-		ESTIMATED 8/8 THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES	
MO-YR	WELLS	Oil/Cond ----MBbls---	Plant Prod. ----MBbls---	Gas ----MMCF--	Oil/Cond ---MBbls--	Plant Prod. ---MBbls--	Sales Gas ---MMCF--	Oil/Co -$/bbl-	Gas --$/MCF--
12-07	1.	0.000	0.000	50.	0.000	0.000	8.	0.00	6.17
12-08	1.	0.000	0.000	9.	0.000	0.000	1.	0.00	6.17
12-09	1.	0.000	0.000	0.	0.000	0.000	0.	0.00	6.17
12-10									
12-11									
12-12									
12-13									
12-14									
12-15									
12-16									
12-17									
12-18									
12-19									
12-20									
12-21									
Sub-T	1.	0.000	0.000	59.	0.000	0.000	9.	0.00	6.17
After	0.	0.000	0.000	0.	0.000	0.000	0.	0.00	0.00
Total	1.	0.000	0.000	59.	0.000	0.000	9.	0.00	6.17
Cumulative		0.000	0.000	995.					
Ultimate		0.000	0.000	1053.					

-END-	COMPANY FUTURE GROSS REVENUE					PROD & ADV TAXES		REVENUE
MO-YR	Oil/Cond ------$-----	Plt. Products ------$-----	Gas -----$-----	Other -----$----	Total -----$----	SEV TAX -----$-----	ADV TAX ------$----	AFTER SEV & ADV -------$-------
12-07	0.	0.	49105.	0.	49105.	3683.	1718.	43704.
12-08	0.	0.	8706.	0.	8706.	653.	305.	7749.
12-09	0.	0.	252.	0.	252.	19.	9.	224.
12-10								
12-11								
12-12								
12-13								
12-14								
12-15								
12-16								
12-17								
12-18								
12-19								
12-20								
12-21								
Sub-T	0.	0.	58064.	0.	58064.	4355.	2032.	51677.
After	0.	0.	0.	0.	0.	0.	0.	0.
Total	0.	0.	58064.	0.	58064.	4355.	2032.	51677.

-END-	DEDUCTIONS					FUTURE NET INCOME BEFORE INCOME TAXES		
MO-YR	Operating Costs ------$------	Development Costs ------$------	Abandonment Costs ------$------	Other ------$------	Total ------$------	Undiscounted Annual ------$------	Undiscounted Cumulative ------$------	Discounted @ 10.0% ------$------
12-07	2400.	0.	0.	0.	2400.	41304.	41304.	39940.
12-08	2400.	0.	0.	0.	2400.	5349.	46653.	4726.
12-09	200.	0.	0.	0.	200.	24.	46677.	20.
12-10								
12-11								
12-12								
12-13								
12-14								
12-15								
12-16								
12-17								
12-18								
12-19								
12-20								
12-21								
Sub-T	5000.	0.	0.	0.	5000.	46677.	46677.	44686.
After	0.	0.	0.	0.	0.	0.	46677.	0.
Total	5000.	0.	0.	0.	5000.	46677.	46677.	44686.

SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT - PRELIMINARY

R.A.LENSER & ASSOCIATES
HOUSTON, TEXAS

SARGENT SOUTH FLD, MATAGORDA CO,
OPER: CENTURY RES INC
RESERVOIR: MIOCENE 4204-4214
HAMILL & HAMILL NO. 14

TABLE 19

RESERVE TYPE
PROVED PRODUCING

	REVENUE INTERESTS				PRODUCT PRICES			FUTURE NET INCOME	
	Expense Interest	Oil/ Cond.	Plant Products	Gas	Oil/Cond. $/Bbl	Plt. Prod. $/Bbl	Gas $/Mcf	Discount Rate	Income M$
INITIAL	0.2000000	0.0000000	0.0000000	0.1600000	0.00	0.00	6.17	10.0000	71.749
FINAL	0.2000000	0.0000000	0.0000000	0.1600000	0.00	0.00	6.17	15.0000	67.954
								20.0000	64.638
REMARKS								25.0000	61.716
								30.0000	59.124
								35.0000	56.809

-END-		ESTIMATED 8/8 THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES	
MO-YR	WELLS	Oil/Cond ----MBbls---	Plant Prod. ----MBbls---	Gas ----MMCF--	Oil/Cond ---MBbls--	Plant Prod. ---MBbls--	Sales Gas ---MMCF--	Oil/Co -$/bbl-	Gas --$/MCF--
12-07	1.	0.000	0.000	44.	0.000	0.000	7.	0.00	6.17
12-08	1.	0.000	0.000	26.	0.000	0.000	4.	0.00	6.17
12-09	1.	0.000	0.000	16.	0.000	0.000	3.	0.00	6.17
12-10	1.	0.000	0.000	9.	0.000	0.000	2.	0.00	6.17
12-11	1.	0.000	0.000	6.	0.000	0.000	1.	0.00	6.17
12-12	1.	0.000	0.000	2.	0.000	0.000	0.	0.00	6.17
12-13									
12-14									
12-15									
12-16									
12-17									
12-18									
12-19									
12-20									
12-21									
Sub-T	1.	0.000	0.000	103.	0.000	0.000	16.	0.00	6.17
After	0.	0.000	0.000	0.	0.000	0.000	0.	0.00	0.00
Total	1.	0.000	0.000	103.	0.000	0.000	16.	0.00	6.17
Cumulative		0.000	0.000	93.					
Ultimate		0.000	0.000	196.					

-END-	COMPANY FUTURE GROSS REVENUE					PROD & ADV TAXES		REVENUE
MO-YR	Oil/Cond ------$-----	Plt. Products ------$-----	Gas -----$-----	Other -----$----	Total -----$----	SEV TAX -----$-----	ADV TAX ------$----	AFTER SEV & ADV -------$-------
12-07	0.	0.	43516.	0.	43516.	0.	1646.	41870.
12-08	0.	0.	26044.	0.	26044.	0.	985.	25059.
12-09	0.	0.	15587.	0.	15587.	0.	590.	14998.
12-10	0.	0.	9329.	0.	9329.	0.	353.	8976.
12-11	0.	0.	5583.	0.	5583.	0.	211.	5372.
12-12	0.	0.	1603.	0.	1603.	0.	61.	1542.
12-13								
12-14								
12-15								
12-16								
12-17								
12-18								
12-19								
12-20								
12-21								
Sub-T	0.	0.	101662.	0.	101662.	0.	3845.	97817.
After	0.	0.	0.	0.	0.	0.	0.	0.
Total	0.	0.	101662.	0.	101662.	0.	3845.	97817.

-END-	DEDUCTIONS					FUTURE NET INCOME BEFORE INCOME TAXES		
						Undiscounted		
MO-YR	Operating Costs ------$------	Development Costs ------$------	Abandonment Costs ------$------	Other ------$------	Total ------$------	Annual ------$------	Cumulative ------$------	Discounted @ 10.0% ------$------
12-07	3060.	0.	0.	0.	3060.	38810.	38810.	37179.
12-08	3060.	0.	0.	0.	3060.	21999.	60809.	19163.
12-09	3060.	0.	0.	0.	3060.	11938.	72747.	9458.
12-10	3060.	0.	0.	0.	3060.	5916.	78663.	4266.
12-11	3060.	0.	0.	0.	3060.	2312.	80975.	1520.
12-12	1275.	0.	0.	0.	1275.	267.	81242.	163.
12-13								
12-14								
12-15								
12-16								
12-17								
12-18								
12-19								
12-20								
12-21								
Sub-T	16575.	0.	0.	0.	16575.	81242.	81242.	71749.
After	0.	0.	0.	0.	0.	0.	81242.	0.
Total	16575.	0.	0.	0.	16575.	81242.	81242.	71749.

SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT - PRELIMINARY

R.A.LENSER & ASSOCIATES
HOUSTON, TEXAS

SARGENT SOUTH FLD, MATAGORDA CO,
OPER: CENTURY RES INC
RESERVOIR: MIOCENE 4230-4233
HAMILL & HAMILL NO. 17

TABLE 20

RESERVE TYPE
PROVED PRODUCING

	REVENUE INTERESTS				PRODUCT PRICES		
	Expense Interest	Oil/ Cond.	Plant Products	Gas	Oil/Cond. $/Bbl	Plt. Prod. $/Bbl	Gas $/Mcf
INITIAL	0.2000000	0.0000000	0.0000000	0.1600000	0.00	0.00	6.17
FINAL	0.2000000	0.0000000	0.0000000	0.1600000	0.00	0.00	6.17

REMARKS

FUTURE NET INCOME	
Discount Rate	Income M$
10.0000	40.225
15.0000	38.745
20.0000	37.414
25.0000	36.209
30.0000	35.114
35.0000	34.114

		ESTIMATED 8/8 THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES	
-END- MO-YR	WELLS	Oil/Cond ----MBbls---	Plant Prod. ----MBbls---	Gas ----MMCF--	Oil/Cond ---MBbls--	Plant Prod. ---MBbls--	Sales Gas ---MMCF--	Oil/Co -$/bbl-	Gas --$/MCF--
12-07	1.	0.000	0.000	32.	0.000	0.000	5.	0.00	6.17
12-08	1.	0.000	0.000	15.	0.000	0.000	2.	0.00	6.17
12-09	1.	0.000	0.000	7.	0.000	0.000	1.	0.00	6.17
12-10	1.	0.000	0.000	2.	0.000	0.000	0.	0.00	6.17
12-11									
12-12									
12-13									
12-14									
12-15									
12-16									
12-17									
12-18									
12-19									
12-20									
12-21									
Sub-T	1.	0.000	0.000	57.	0.000	0.000	9.	0.00	6.17
After	0.	0.000	0.000	0.	0.000	0.000	0.	0.00	0.00
Total	1.	0.000	0.000	57.	0.000	0.000	9.	0.00	6.17
Cumulative		0.000	0.000	97.					
Ultimate		0.000	0.000	154.					

	COMPANY FUTURE GROSS REVENUE					PROD & ADV TAXES		REVENUE
-END- MO-YR	Oil/Cond ------$-----	Plt. Products ------$-----	Gas -----$-----	Other -----$----	Total -----$----	SEV TAX -----$-----	ADV TAX ------$----	AFTER SEV & ADV --------$-------
12-07	0.	0.	31852.	0.	31852.	0.	1205.	30647.
12-08	0.	0.	15209.	0.	15209.	0.	575.	14634.
12-09	0.	0.	7262.	0.	7262.	0.	275.	6988.
12-10	0.	0.	2051.	0.	2051.	0.	78.	1973.
12-11								
12-12								
12-13								
12-14								
12-15								
12-16								
12-17								
12-18								
12-19								
12-20								
12-21								
Sub-T	0.	0.	56374.	0.	56374.	0.	2132.	54242.
After	0.	0.	0.	0.	0.	0.	0.	0.
Total	0.	0.	56374.	0.	56374.	0.	2132.	54242.

	DEDUCTIONS					FUTURE NET INCOME BEFORE INCOME TAXES		
-END- MO-YR	Operating Costs ------$------	Development Costs ------$------	Abandonment Costs ------$------	Other ------$------	Total ------$------	Undiscounted Annual ------$------	Undiscounted Cumulative ------$------	Discounted @ 10.0% ------$------
12-07	3000.	0.	0.	0.	3000.	27647.	27647.	26539.
12-08	3000.	0.	0.	0.	3000.	11634.	39281.	10161.
12-09	3000.	0.	0.	0.	3000.	3988.	43269.	3175.
12-10	1500.	0.	0.	0.	1500.	473.	43742.	349.
12-11								
12-12								
12-13								
12-14								
12-15								
12-16								
12-17								
12-18								
12-19								
12-20								
12-21								
Sub-T	10500.	0.	0.	0.	10500.	43742.	43742.	40225.
After	0.	0.	0.	0.	0.	0.	43742.	0.
Total	10500.	0.	0.	0.	10500.	43742.	43742.	40225.

SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT - PRELIMINARY

R.A.LENSER & ASSOCIATES
HOUSTON, TEXAS

SARGENT SOUTH FLD, MATAGORDA CO,
OPER: CENTURY RESOURCES
RESERVOIR: 4220 & 4170
HAMILL & HAMILL NO. 21

TABLE 21

RESERVE TYPE
PROVED UNDEVELOPED

	REVENUE INTERESTS				PRODUCT PRICES		
	Expense Interest	Oil/ Cond.	Plant Products	Gas	Oil/Cond. $/Bbl	Plt. Prod. $/Bbl	Gas $/Mcf
INITIAL	0.2000000	0.0000000	0.0000000	0.1600000	0.00	0.00	6.17
FINAL	0.2000000	0.0000000	0.0000000	0.1600000	0.00	0.00	6.17

FUTURE NET INCOME	
Discount Rate	Income M$
10.0000	223.024
15.0000	191.662
20.0000	165.360
25.0000	143.125
30.0000	124.194
35.0000	107.967

REMARKS

		ESTIMATED 8/8 THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES	
-END- MO-YR	WELLS	Oil/Cond ----MBbls---	Plant Prod. ----MBbls---	Gas ----MMCF--	Oil/Cond ---MBbls--	Plant Prod. ---MBbls--	Sales Gas ---MMCF--	Oil/Co -$/bbl-	Gas --$/MCF--
12-07	1.	0.000	0.000	69.	0.000	0.000	11.	0.00	6.17
12-08	1.	0.000	0.000	119.	0.000	0.000	19.	0.00	6.17
12-09	1.	0.000	0.000	192.	0.000	0.000	31.	0.00	6.17
12-10	1.	0.000	0.000	128.	0.000	0.000	20.	0.00	6.17
12-11	1.	0.000	0.000	41.	0.000	0.000	6.	0.00	6.17
12-12									
12-13									
12-14									
12-15									
12-16									
12-17									
12-18									
12-19									
12-20									
12-21									
Sub-T	1.	0.000	0.000	549.	0.000	0.000	88.	0.00	6.17
After	0.	0.000	0.000	0.	0.000	0.000	0.	0.00	0.00
Total	1.	0.000	0.000	549.	0.000	0.000	88.	0.00	6.17
Cumulative		0.000	0.000	0.					
Ultimate		0.000	0.000	549.					

	COMPANY FUTURE GROSS REVENUE					PROD & ADV TAXES		REVENUE
-END- MO-YR	Oil/Cond ------$-----	Plt. Products ------$-----	Gas -----$-----	Other -----$----	Total -----$----	SEV TAX -----$-----	ADV TAX ------$----	AFTER SEV & ADV -------$-------
12-07	0.	0.	68468.	0.	68468.	5135.	2396.	60937.
12-08	0.	0.	117680.	0.	117680.	8826.	4117.	104737.
12-09	0.	0.	189438.	0.	189438.	14208.	6628.	168602.
12-10	0.	0.	126344.	0.	126344.	9476.	4421.	112447.
12-11	0.	0.	40042.	0.	40042.	3003.	1401.	35638.
12-12								
12-13								
12-14								
12-15								
12-16								
12-17								
12-18								
12-19								
12-20								
12-21								
Sub-T	0.	0.	541973.	0.	541973.	40648.	18963.	482362.
After	0.	0.	0.	0.	0.	0.	0.	0.
Total	0.	0.	541973.	0.	541973.	40648.	18963.	482362.

	DEDUCTIONS					FUTURE NET INCOME BEFORE INCOME TAXES		
-END- MO-YR	Operating Costs ------$------	Development Costs ------$------	Abandonment Costs ------$------	Other ------$------	Total ------$------	Undiscounted Annual ------$------	Undiscounted Cumulative ------$------	Discounted @ 10.0% ------$------
12-07	1600.	150000.	0.	0.	151600.	-90662.	-90662.	-85916.
12-08	4800.	7000.	0.	0.	11800.	92937.	2274.	81014.
12-09	4800.	0.	0.	0.	4800.	163802.	166077.	128455.
12-10	4800.	0.	0.	0.	4800.	107647.	273724.	77583.
12-11	2800.	0.	0.	0.	2800.	32838.	306562.	21888.
12-12								
12-13								
12-14								
12-15								
12-16								
12-17								
12-18								
12-19								
12-20								
12-21								
Sub-T	18800.	157000.	0.	0.	175800.	306562.	306562.	223024.
After	0.	0.	0.	0.	0.	0.	306562.	0.
Total	18800.	157000.	0.	0.	175800.	306562.	306562.	223024.

SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT - PRELIMINARY

R.A.LENSER & ASSOCIATES
HOUSTON, TEXAS

SARGENT SOUTH FLD, MATAGORDA CO,
OPER: CENTURY RESOURCES
RESERVOIR: 2750' & 4040'
HAMILL & HAMILL NO. 22

TABLE 22

RESERVE TYPE
PROVED UNDEVELOPED

	REVENUE INTERESTS				PRODUCT PRICES		
	Expense Interest	Oil/ Cond.	Plant Products	Gas	Oil/Cond. $/Bbl	Plt. Prod. $/Bbl	Gas $/Mcf
INITIAL	0.2000000	0.0000000	0.0000000	0.1600000	0.00	0.00	6.17
FINAL	0.2000000	0.0000000	0.0000000	0.1600000	0.00	0.00	6.17

REMARKS

FUTURE NET INCOME	
Discount Rate	Income M$
10.0000	343.092
15.0000	297.739
20.0000	260.172
25.0000	228.757
30.0000	202.257
35.0000	179.723

		ESTIMATED 8/8 THS PRODUCTION			COMPANY NET PRODUCTION			AVERAGE PRICES	
-END- MO-YR	WELLS	Oil/Cond ----MBbls---	Plant Prod. ----MBbls---	Gas ----MMCF--	Oil/Cond ---MBbls--	Plant Prod. ---MBbls--	Sales Gas ---MMCF--	Oil/Co -$/bbl-	Gas --$/MCF--
12-07	1.	0.000	0.000	82.	0.000	0.000	13.	0.00	6.17
12-08	1.	0.000	0.000	213.	0.000	0.000	34.	0.00	6.17
12-09	1.	0.000	0.000	102.	0.000	0.000	16.	0.00	6.17
12-10	1.	0.000	0.000	211.	0.000	0.000	34.	0.00	6.17
12-11	1.	0.000	0.000	117.	0.000	0.000	19.	0.00	6.17
12-12	1.	0.000	0.000	9.	0.000	0.000	1.	0.00	6.17
12-13									
12-14									
12-15									
12-16									
12-17									
12-18									
12-19									
12-20									
12-21									
Sub-T	1.	0.000	0.000	734.	0.000	0.000	117.	0.00	6.17
After	0.	0.000	0.000	0.	0.000	0.000	0.	0.00	0.00
Total	1.	0.000	0.000	734.	0.000	0.000	117.	0.00	6.17
Cumulative		0.000	0.000	0.					
Ultimate		0.000	0.000	734.					

	COMPANY FUTURE GROSS REVENUE					PROD & ADV TAXES		REVENUE
-END- MO-YR	Oil/Cond ------$-----	Plt. Products ------$-----	Gas -----$-----	Other -----$----	Total -----$----	SEV TAX -----$-----	ADV TAX ------$----	AFTER SEV & ADV -------$-------
12-07	0.	0.	81195.	0.	81195.	6090.	2841.	72265.
12-08	0.	0.	209904.	0.	209904.	15743.	7344.	186817.
12-09	0.	0.	100982.	0.	100982.	7574.	3533.	89875.
12-10	0.	0.	207811.	0.	207811.	15586.	7271.	184954.
12-11	0.	0.	115733.	0.	115733.	8680.	4049.	103004.
12-12	0.	0.	8979.	0.	8979.	673.	314.	7992.
12-13								
12-14								
12-15								
12-16								
12-17								
12-18								
12-19								
12-20								
12-21								
Sub-T	0.	0.	724605.	0.	724605.	54345.	25353.	644907.
After	0.	0.	0.	0.	0.	0.	0.	0.
Total	0.	0.	724605.	0.	724605.	54345.	25353.	644907.

	DEDUCTIONS					FUTURE NET INCOME BEFORE INCOME TAXES		
-END- MO-YR	Operating Costs ------$------	Development Costs ------$------	Abandonment Costs ------$------	Other ------$------	Total ------$------	Undiscounted Annual ------$------	Undiscounted Cumulative ------$------	Discounted @ 10.0% ------$------
12-07	1200.	150000.	0.	0.	151200.	-78935.	-78935.	-74250.
12-08	4800.	7000.	0.	0.	11800.	175017.	96082.	152493.
12-09	4800.	0.	0.	0.	4800.	85075.	181157.	67469.
12-10	4800.	0.	0.	0.	4800.	180154.	361312.	128485.
12-11	4800.	0.	0.	0.	4800.	98204.	459515.	64461.
12-12	800.	0.	0.	0.	800.	7192.	466707.	4435.
12-13								
12-14								
12-15								
12-16								
12-17								
12-18								
12-19								
12-20								
12-21								
Sub-T	21200.	157000.	0.	0.	178200.	466707.	466707.	343092.
After	0.	0.	0.	0.	0.	0.	466707.	0.
Total	21200.	157000.	0.	0.	178200.	466707.	466707.	343092.

SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT - PRELIMINARY